Exhibit 99.2

Supplemental Financial Information February 12, 2018

Supplemental Financial Information For the quarter and year ended December 31, 2017 February 12, 2018

Supplemental Financial Information February 12, 2018

Supplemental Financial Information February 12, 2018

Supplemental Financial Information February 12, 2018

CORPORATE PROFILE, FINANCIAL DISCLOSURES,
AND SAFE HARBOR

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 3

Supplemental Financial Information February 12, 2018

About Sunstone

Sunstone Hotel Investors, Inc. (NYSE:SHO) is a lodging real estate investment trust (“REIT”) that as of February 12, 2018 has interests in 25 hotels comprised of 12,450 rooms. Sunstone’s primary business is to acquire, own, asset manage and renovate hotels considered to be long-term relevant real estate, the majority of which are operated under nationally recognized brands, such as Marriott, Hilton and Hyatt.

Sunstone’s mission is to create meaningful value for our stockholders by producing superior long-term returns through the ownership of long-term relevant real estate in the lodging sector. Our values include transparency, trust, ethical conduct, honest communication and discipline. As demand for lodging generally fluctuates with the overall economy, we seek to own hotels that will maintain a high appeal with travelers over long periods of time and will generate economic earnings materially in excess of recurring capital requirements.

Corporate Headquarters
120 Vantis,  Suite 350
Aliso Viejo, CA 92656
(949) 330-4000

Company Contacts
John Arabia
President and Chief Executive Officer
(949) 382-3008

Bryan Giglia
Executive Vice President and Chief Financial Officer
(949) 382-3036

Aaron Reyes
Vice President, Corporate Finance
(949) 382-3018

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 4

Supplemental Financial Information February 12, 2018

Forward-Looking Statement

This presentation contains forward-looking statements within the meaning of federal securities laws and regulations. These forward-looking statements are identified by their use of terms and phrases such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” “will” and other similar terms and phrases, including opinions, references to assumptions and forecasts of future results. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to: volatility in the debt or equity markets affecting our ability to acquire or sell hotel assets; international, national and local economic and business conditions, including the likelihood of a U.S. recession, changes in the European Union or global economic slowdown, as well as any type of flu or disease-related pandemic, affecting the lodging and travel industry; the ability to maintain sufficient liquidity and our access to capital markets; terrorist attacks or civil unrest, which would affect occupancy rates at our hotels and the demand for hotel products and services; operating risks associated with the hotel business; risks associated with the level of our indebtedness and our ability to meet covenants in our debt and equity agreements; relationships with property managers and franchisors; our ability to maintain our properties in a first-class manner, including meeting capital expenditure requirements; our ability to compete effectively in areas such as access, location, quality of accommodations and room rate structures; changes in travel patterns, taxes and government regulations, which influence or determine wages, prices, construction procedures and costs; our ability to identify, successfully compete for and complete acquisitions; the performance of hotels after they are acquired; necessary capital expenditures and our ability to fund them and complete them with minimum disruption; our ability to continue to satisfy complex rules in order for us to qualify as a REIT for federal income tax purposes; severe weather events or other natural disasters; and other risks and uncertainties associated with our business described in the Company’s filings with the Securities and Exchange Commission. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All forward-looking information in this presentation is as of February 12, 2018, and the Company undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations.

This presentation contains unaudited information, and should be read together with the consolidated financial statements and notes thereto included in our most recent reports on Form 10-K and Form 10-Q. Copies of these reports are available on our website at www.sunstonehotels.com and through the SEC’s Electronic Data Gathering Analysis and Retrieval System (“EDGAR”) at www.sec.gov.

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 5

Supplemental Financial Information February 12, 2018

Non-GAAP Financial Measures

We present the following non-GAAP financial measures that we believe are useful to investors as key supplemental measures of our operating performance: earnings before interest expense, taxes, depreciation and amortization, or EBITDA; Adjusted EBITDA (as defined below); funds from operations attributable to common stockholders, or FFO attributable to common stockholders; Adjusted FFO attributable to common stockholders (as defined below); hotel Adjusted EBITDA; and hotel Adjusted EBITDA margin. These measures should not be considered in isolation or as a substitute for measures of performance in accordance with GAAP. EBITDA, Adjusted EBITDA, FFO attributable to common stockholders, Adjusted FFO attributable to common stockholders, hotel Adjusted EBITDA and hotel Adjusted EBITDA margin as calculated by us, may not be comparable to other companies that do not define such terms exactly the same as the Company does. These non-GAAP measures are used in addition to and in conjunction with results presented in accordance with GAAP. They should not be considered as alternatives to operating profit, cash flow from operations, or any other operating performance measure prescribed by GAAP. These non-GAAP financial measures reflect additional ways of viewing our operations that we believe, when viewed with our GAAP results and the reconciliations to the corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting our business than could be obtained absent this disclosure. We strongly encourage investors to review our financial information in its entirety and not to rely on a single financial measure.

EBITDA and Adjusted EBITDA are commonly used measures of performance in many industries. We believe EBITDA and Adjusted EBITDA are useful to investors in evaluating our operating performance because these measures help investors evaluate and compare the results of our operations from period to period by removing the impact of our capital structure (primarily interest expense) and our asset base (primarily depreciation and amortization) from our operating results. We also believe the use of EBITDA and Adjusted EBITDA facilitate comparisons between us and other lodging REITs, hotel owners who are not REITs and other capital-intensive companies. In addition, certain covenants included in our indebtedness use EBITDA as a measure of financial compliance. We also use EBITDA and Adjusted EBITDA as measures in determining the value of hotel acquisitions and dispositions.

Historically, we have adjusted EBITDA when evaluating our performance because we believe that the exclusion of certain additional items described below provides useful information to investors regarding our operating performance and that the presentation of Adjusted EBITDA, when combined with the primary GAAP presentation of net income, is beneficial to an investor’s complete understanding of our operating performance.

We believe that the presentation of FFO attributable to common stockholders provides useful information to investors regarding our operating performance because it is a measure of our operations without regard to specified noncash items such as real estate depreciation and amortization, amortization of lease intangibles, any real estate impairment loss and any gain or loss on sale of real estate assets, all of which are based on historical cost accounting and may be of lesser significance in evaluating our current performance. Our presentation of FFO attributable to common stockholders conforms to the National Association of Real Estate Investment Trusts’ (“NAREIT”) definition of “FFO applicable to common shares.” This may not be comparable to FFO reported by other REITs that do not define the terms in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently that we do.

We also present Adjusted FFO attributable to common stockholders when evaluating our operating performance because we believe that the exclusion of certain additional items described below provides useful supplemental information to investors regarding our ongoing operating performance, and may facilitate comparisons of operating performance between periods and our peer companies.

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 6

Supplemental Financial Information February 12, 2018

We adjust EBITDA and FFO attributable to common stockholders for the following items, which may occur in any period, and refer to these measures as either Adjusted EBITDA or Adjusted FFO attributable to common stockholders:

•

Amortization of favorable and unfavorable contracts: we exclude the noncash amortization of the favorable management contract asset recorded in conjunction with our acquisition of the Hilton Garden Inn Chicago Downtown/Magnificent Mile, along with the favorable and unfavorable tenant lease contracts, as applicable, recorded in conjunction with our acquisitions of the Boston Park Plaza, the Hilton Garden Inn Chicago Downtown/Magnificent Mile, the Hilton New Orleans St. Charles, the Hyatt Regency San Francisco and the Wailea Beach Resort. We exclude the noncash amortization of favorable and unfavorable contracts because it is based on historical cost accounting and is of lesser significance in evaluating our actual performance for the current period.

•

Noncash ground rent: we exclude the noncash expense incurred from straight-lining our ground lease obligations as this expense does not reflect the actual rent amounts due to the respective lessors in the current period and is of lesser significance in evaluating our actual performance for the current period.

•

Gains or losses from debt transactions: we exclude the effect of finance charges and premiums associated with the extinguishment of debt, including the acceleration of deferred financing costs from the original issuance of the debt being redeemed or retired because, like interest expense, their removal helps investors evaluate and compare the results of our operations from period to period by removing the impact of our capital structure.

•

Acquisition costs: under GAAP, costs associated with completed acquisitions that meet the Financial Accounting Standards Board’s (“FASB”) definition of a business in accordance with the Business Combinations Topic of the Accounting Standards Codification are expensed in the year incurred. We exclude the effect of these costs because we believe they are not reflective of the ongoing performance of the Company or our hotels.

•	Noncontrolling interest: we deduct the noncontrolling partner’s pro rata share of any EBITDA or FFO adjustments related to our consolidated Hilton San Diego Bayfront partnership.
•

Cumulative effect of a change in accounting principle: from time to time, the FASB promulgates new accounting standards that require the consolidated statement of operations to reflect the cumulative effect of a change in accounting principle. We exclude these one-time adjustments, which include the accounting impact from prior periods, because they do not reflect our actual performance for that period.

•

Other adjustments: we exclude other adjustments that we believe are outside the ordinary course of business because we do not believe these costs reflect our actual performance for the period and/or the ongoing operations of our hotels. Such items may include: lawsuit settlement costs; prior year property tax assessments or credits; property-level restructuring, severance and management transition costs; lease terminations; uninsured losses; and any gains or losses we have recognized on sales or redemptions of assets other than real estate investments.

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 7

Supplemental Financial Information February 12, 2018

In addition, to derive Adjusted EBITDA we exclude the noncash expense incurred with the amortization of deferred stock compensation as this expense is based on historical stock prices at the date of grant to our corporate employees and does not reflect the underlying performance of our hotels. We also include an adjustment for the cash ground lease expenses recorded on the ground lease at the Courtyard by Marriott Los Angeles and the building lease at the Hyatt Centric Chicago Magnificent Mile. We have determined that both of these leases are capital leases, and, therefore, we include a portion of the capital lease payments each month in interest expense. We include an adjustment for ground lease expense on capital leases in order to more accurately reflect the actual rent due to both hotels’ lessors in the current period, as well as the operating performance of both hotels. We also exclude the effect of gains and losses on the disposition of depreciable assets and any impairments on our assets because we believe that including them in Adjusted EBITDA is not consistent with reflecting the ongoing performance of our assets. In addition, material gains or losses from the depreciated value of the disposed assets could be less important to investors given that the depreciated asset value often does not reflect its market value.

To derive Adjusted FFO attributable to common stockholders, we also exclude the noncash interest on our derivatives and capital lease obligations, as well as changes to deferred tax assets or valuation allowances, and income tax benefits or provisions associated with the application of net operating loss carryforwards, uncertain tax positions or with the sale of assets other than real estate investments. We believe that these items are not reflective of our ongoing finance costs.

In presenting hotel Adjusted EBITDA and hotel Adjusted EBITDA margins, miscellaneous non-hotel items have been excluded. We believe the calculation of hotel Adjusted EBITDA results in a more accurate presentation of the hotel Adjusted EBITDA margins for our hotels, and that these non-GAAP financial measures are useful to investors in evaluating our property-level operating performance.

Reconciliations of net income to EBITDA and Adjusted EBITDA are set forth on page 13 of this supplemental package. Reconciliations of net income to FFO attributable to common stockholders and Adjusted FFO attributable to common stockholders are set forth on page 14 of this supplemental package.

Our 24 Hotel Comparable Portfolio is comprised of all 27 hotels we owned as of December 31, 2017, excluding the Oceans Edge Hotel & Marina as the newly-developed hotel was not open until January 2017, and the Marriott Philadelphia and the Marriott Quincy, both of which were sold in January 2018. We believe that providing comparable hotel data is useful to us and to investors in evaluating our operating performance because this measure helps us and investors evaluate and compare the results of our operations from period to period by removing the fluctuations caused by any acquisitions or dispositions, as well as by those hotels that we classify as held for sale, those hotels that are undergoing a material renovation or repositioning and those hotels whose room counts have materially changed during either the current or prior year. We strongly encourage investors to review our financial information in its entirety and not to rely on a single financial measure.

Our 25 Hotel Pro Forma Portfolio is comprised of the 24 Hotel Comparable Portfolio, as well as both our results and the prior owner’s results for the Oceans Edge Hotel & Marina acquired in July 2017. We obtained prior ownership information from the Oceans Edge Hotel & Marina's previous owner during the due diligence period before acquiring the hotel. We performed a limited review of the information as part of our analysis of the acquisition. Previously disclosed prior ownership information has been updated to reflect what we believe are more accurate results generated by the marina. We caution you not to place undue reliance on the prior ownership information.

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 8

Supplemental Financial Information February 12, 2018

CORPORATE FINANCIAL INFORMATION

CORPORATE FINANCIAL INFORMATION	Page 9

Supplemental Financial Information February 12, 2018

Condensed Consolidated Balance Sheets
Q4 2017 – Q4 2016

(In thousands)	December 31, 2017 (1)	September 30, 2017 (2)	June 30, 2017 (3)	March 31, 2017 (4)	December 31, 2016 (5)
Assets
Investment in hotel properties:
Land	$605,054	$623,493	$529,401	$531,660	$531,660
Buildings & improvements	3,049,569	3,195,726	3,163,757	3,174,081	3,135,806
Furniture, fixtures, & equipment	484,749	502,775	522,623	522,806	512,372
Other	103,631	89,021	84,544	98,636	115,485
	4,243,003	4,411,015	4,300,325	4,327,183	4,295,323
Less accumulated depreciation & amortization	(1,136,937)	(1,175,962)	(1,195,356)	(1,177,711)	(1,137,104)
	3,106,066	3,235,053	3,104,969	3,149,472	3,158,219

Other noncurrent assets, net	23,622	24,787	16,876	12,032	13,391

Current assets:
Cash and cash equivalents	488,002	466,519	597,318	441,830	369,537
Restricted cash	71,309	71,546	66,415	64,414	67,923
Other current assets, net	46,006	56,592	56,371	64,733	51,051
Assets held for sale, net	122,807	—	—	—	79,113
Total assets	$3,857,812	$3,854,497	$3,841,949	$3,732,481	$3,739,234

*Footnotes on following page.

CORPORATE FINANCIAL INFORMATION	Page 10

Supplemental Financial Information February 12, 2018

Condensed Consolidated Balance Sheets
Q4 2017– Q4 2016 (cont.)

(In thousands)	December 31, 2017 (1)	September 30, 2017 (2)	June 30, 2017 (3)	March 31, 2017 (4)	December 31, 2016 (5)
Liabilities
Current liabilities:
Current portion of notes payable, net	$5,477	$9,161	$9,023	$8,898	$184,929
Other current liabilities	236,893	115,825	109,989	111,419	220,722
Liabilities of assets held for sale	189	—	—	—	3,153
Total current liabilities	242,559	124,986	119,012	120,317	408,804

Notes payable, less current portion, net	977,282	977,634	980,066	982,460	746,374
Capital lease obligations, less current portion	26,804	26,756	15,574	15,574	15,574
Other liabilities	28,989	29,774	36,631	36,917	36,650
Total liabilities	1,275,634	1,159,150	1,151,283	1,155,268	1,207,402

Equity
Stockholders' equity:
6.95% Series E cumulative redeemable preferred stock	115,000	115,000	115,000	115,000	115,000

6.45% Series F cumulative redeemable preferred stock	75,000	75,000	75,000	75,000	75,000

Common stock, $0.01 par value, 500,000,000 shares authorized	2,253	2,253	2,252	2,204	2,201

Additional paid in capital	2,679,221	2,677,251	2,672,216	2,594,724	2,596,620
Retained earnings	932,277	912,881	897,968	848,736	786,901
Cumulative dividends and distributions	(1,270,013)	(1,136,119)	(1,121,645)	(1,107,180)	(1,092,952)
Total stockholders' equity	2,533,738	2,646,266	2,640,791	2,528,484	2,482,770
Noncontrolling interest in consolidated joint venture	48,440	49,081	49,875	48,729	49,062
Total equity	2,582,178	2,695,347	2,690,666	2,577,213	2,531,832
Total liabilities and equity	$3,857,812	$3,854,497	$3,841,949	$3,732,481	$3,739,234

(1)	As presented on Form 10-K to be filed in February 2018.
(2)	As presented on Form 10-Q filed on November 1, 2017.
(3)	As presented on Form 10-Q filed on August 3, 2017.
(4)	As presented on Form 10-Q filed on May 4, 2017.
(5)	As presented on Form 10-K filed on February 23, 2017.

CORPORATE FINANCIAL INFORMATION	Page 11

Supplemental Financial Information February 12, 2018

Consolidated Statements of Operations
Q4 and FY 2017/2016

	Three Months Ended December 31,		Year Ended December 31,
(In thousands, except per share data)	2017	2016	2017	2016
Revenues
Room	$199,532	$195,195	$829,320	$824,340
Food and beverage	73,990	72,984	296,933	294,415
Other operating	16,668	21,405	67,385	70,585
Total revenues	290,190	289,584	1,193,638	1,189,340
Operating expenses
Room	53,019	51,762	213,301	211,947
Food and beverage	50,457	50,060	201,225	204,102
Other operating	4,272	4,168	16,392	16,684
Advertising and promotion	13,762	14,801	58,572	60,086
Repairs and maintenance	11,653	11,168	46,298	44,307
Utilities	7,575	7,310	30,419	30,424
Franchise costs	9,314	9,245	36,681	36,647
Property tax, ground lease and insurance	20,239	21,038	83,716	82,979
Other property-level expenses	33,510	35,044	138,525	142,742
Corporate overhead	7,232	6,073	28,817	25,991
Depreciation and amortization	38,583	41,847	158,634	163,016
Impairment loss	5,626	—	40,053	—
Total operating expenses	255,242	252,516	1,052,633	1,018,925
Operating income	34,948	37,068	141,005	170,415
Interest and other income	1,743	673	4,340	1,800
Interest expense	(10,425)	(3,265)	(51,766)	(50,283)
Loss on extinguishment of debt	(820)	(25)	(824)	(284)
Gain on sale of assets	—	190	45,474	18,413
Income before income taxes and discontinued operations	25,446	34,641	138,229	140,061
Income tax (provision) benefit, net	(4,766)	(343)	7,775	616
Income from continuing operations	20,680	34,298	146,004	140,677
Income from discontinued operations	—	—	7,000	—
Net income	20,680	34,298	153,004	140,677
Income from consolidated joint venture attributable to noncontrolling interest	(1,284)	(1,122)	(7,628)	(6,480)
Preferred stock dividends and redemption charge	(3,208)	(3,208)	(12,830)	(15,964)
Income attributable to common stockholders	$16,188	$29,968	$132,546	$118,233

Basic and diluted per share amounts:
Income from continuing operations attributable to common stockholders	$0.07	$0.14	$0.56	$0.55
Income from discontinued operations	—	—	0.03	—
Basic and diluted income attributable to common stockholders per common share	$0.07	$0.14	$0.59	$0.55

Basic and diluted weighted average common shares outstanding	224,147	216,163	221,898	214,966

Distributions declared per common share	$0.58	$0.53	$0.73	$0.68

CORPORATE FINANCIAL INFORMATION	Page 12

Supplemental Financial Information February 12, 2018

Reconciliation of Net Income to EBITDA and Adjusted EBITDA
Q4 and FY 2017/2016

	Three Months Ended December 31,		Year Ended December 31,
(In thousands)	2017	2016	2017	2016
Net income	$20,680	$34,298	$153,004	$140,677
Operations held for investment:
Depreciation and amortization	38,583	41,847	158,634	163,016
Amortization of lease intangibles	62	63	251	252
Interest expense	10,425	3,265	51,766	50,283
Income tax provision (benefit), net	4,766	343	(7,775)	(616)
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(1,284)	(1,122)	(7,628)	(6,480)
Depreciation and amortization	(620)	(873)	(2,767)	(3,480)
Interest expense	(482)	(433)	(1,950)	(1,684)
EBITDA	72,130	77,388	343,535	341,968

Operations held for investment:
Amortization of deferred stock compensation	1,854	1,541	8,042	7,157
Amortization of favorable and unfavorable contracts, net	3	52	218	394
Noncash ground rent	(281)	465	(1,122)	1,878
Capital lease obligation interest - cash ground rent	(590)	(351)	(1,867)	(1,404)
Gain on sale of assets, net	(11)	(196)	(45,747)	(18,422)
Loss on extinguishment of debt	820	25	824	284
Impairment loss	5,626	—	40,053	—
Hurricane-related uninsured losses	41	—	1,690	—
Closing costs - completed acquisition	—	—	729	—
Prior year property tax adjustments, net	(251)	308	(800)	(3,971)
Property-level restructuring, severance and management transition costs	—	—	—	1,578
Lease termination costs	—	—	—	1,000
Noncontrolling interest:
Noncash ground rent	73	(112)	290	(450)
Loss on extinguishment of debt	(205)	—	(205)	—
Discontinued operations:
Gain on sale of assets	—	—	(7,000)	—
	7,079	1,732	(4,895)	(11,956)
Adjusted EBITDA	$79,209	$79,120	$338,640	$330,012

CORPORATE FINANCIAL INFORMATION	Page 13

Supplemental Financial Information February 12, 2018

Reconciliation of Net Income to FFO and Adjusted FFO Attributable to Common Stockholders
Q4 and FY 2017/2016

	Three Months Ended December 31,		Year Ended December 31,
(In thousands, except per share data)	2017	2016	2017	2016
Net income	$20,680	$34,298	$153,004	$140,677
Preferred stock dividends and redemption charge	(3,208)	(3,208)	(12,830)	(15,964)
Operations held for investment:
Real estate depreciation and amortization	38,486	41,716	158,177	162,431
Amortization of lease intangibles	62	63	251	252
Gain on sale of assets, net	(11)	(196)	(45,747)	(18,422)
Impairment loss	5,626	—	40,053	—
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(1,284)	(1,122)	(7,628)	(6,480)
Real estate depreciation and amortization	(620)	(873)	(2,767)	(3,480)
Discontinued operations:
Gain on sale of assets	—	—	(7,000)	—
FFO attributable to common stockholders	59,731	70,678	275,513	259,014

Operations held for investment:
Amortization of favorable and unfavorable contracts, net	3	52	218	394
Noncash ground rent	(281)	465	(1,122)	1,878
Noncash interest on derivatives and capital lease obligations, net	(1,777)	(9,236)	3,106	(1,426)
Loss on extinguishment of debt	820	25	824	284
Hurricane-related uninsured losses	41	—	1,690	—
Closing costs - completed acquisition	—	—	729	—
Prior year property tax adjustments, net	(251)	308	(800)	(3,971)
Property-level restructuring, severance and management transition costs	—	—	—	1,578
Lease termination costs	—	—	—	1,000
Noncash income tax provision (benefit), net	4,393	—	(9,235)	(1,596)
Preferred stock redemption charge	—	—	—	4,052
Noncontrolling interest:
Noncash ground rent	73	(112)	290	(450)
Noncash interest related to loss on derivative, net	(25)	—	(30)	—
Loss on extinguishment of debt	(205)	—	(205)	—
	2,791	(8,498)	(4,535)	1,743
Adjusted FFO attributable to common stockholders	$62,522	$62,180	$270,978	$260,757
FFO attributable to common stockholders per diluted share	$0.27	$0.33	$1.24	$1.20
Adjusted FFO attributable to common stockholders per diluted share	$0.28	$0.29	$1.22	$1.21

Basic weighted average shares outstanding	224,147	216,163	221,898	214,966
Shares associated with unvested restricted stock awards	566	445	391	242
Diluted weighted average shares outstanding	224,713	216,608	222,289	215,208

CORPORATE FINANCIAL INFORMATION	Page 14

Supplemental Financial Information February 12, 2018

Pro Forma Consolidated Statements of Operations
Q1 2017 – Q4 2017, FY 2017/2016

	Year Ended (1)	Three Months Ended (1)				Year Ended (1)
(Unaudited and in thousands)	December 31,	December 31,	September 30,	June 30,	March 31,	December 31,
	2017	2017	2017	2017	2017	2016
Revenues
Room	$795,523	$191,532	$207,227	$215,937	$180,827	$758,568
Food and beverage	282,371	70,103	66,040	75,036	71,192	266,655
Other operating	66,590	16,348	19,143	16,739	14,360	65,966
Total revenues	1,144,484	277,983	292,410	307,712	266,379	1,091,189

Operating Expenses
Room	205,118	50,900	52,439	52,846	48,933	194,762
Food and beverage	190,321	47,743	46,909	48,395	47,274	183,898
Other expenses	394,425	96,429	102,070	99,901	96,025	379,655
Corporate overhead	28,817	7,232	7,233	7,573	6,779	25,991
Depreciation and amortization	152,203	36,765	37,887	38,290	39,261	149,382
Impairment loss	40,053	5,626	34,427	—	—	—
Total operating expenses	1,010,937	244,695	280,965	247,005	238,272	933,688

Operating Income	133,547	33,288	11,445	60,707	28,107	157,501

Interest and other income	4,340	1,743	1,027	849	721	1,800
Interest expense	(51,766)	(10,425)	(17,008)	(13,084)	(11,249)	(50,283)
Loss on extinguishment of debt	(824)	(820)	—	—	(4)	(284)
Gain on sale of assets	—	—	—	—	—	190
Income (loss) before income taxes and discontinued operations	85,297	23,786	(4,536)	48,472	17,575	108,924
Income tax benefit (provision), net	7,775	(4,766)	12,991	(242)	(208)	616
Income from continuing operations	93,072	19,020	8,455	48,230	17,367	109,540
Income from discontinued operations	7,000	—	7,000	—	—	—
Net Income	$100,072	$19,020	$15,455	$48,230	$17,367	$109,540

Adjusted EBITDA (2)	$324,751	$75,731	$84,151	$99,032	$65,837	$303,464

(1)

Includes the Company's ownership results and prior ownership results for the 25 Hotel Pro Forma Portfolio. Excludes the Company's ownership results for the Marriott Philadelphia and Marriott Quincy due to their sales in January 2018, and the Marriott Park City, Fairmont Newport Beach and Sheraton Cerritos due to their sales in June 2017, February 2017 and May 2016, respectively.

(2)	The Adjusted EBITDA reconciliations for the years ended December 31, 2017 and 2016 can be found on pages 16 and 19 of this supplemental package, respectively.

CORPORATE FINANCIAL INFORMATION	Page 15

Supplemental Financial Information February 12, 2018

Pro Forma Reconciliation of Net Income to EBITDA and Adjusted EBITDA
FY 2017

	Year Ended December 31, 2017
		Disposition:	Disposition:	Disposition:	Disposition:	Acquisition:	Issuance:
		Fairmont	Marriott	Marriott	Marriott	Oceans Edge	Common	Pro
(In thousands)	Actual (1)	Newport Beach (2)	Park City (3)	Philadelphia (4)	Quincy (5)	Hotel & Marina (6)	Stock (7)	Forma (8)

Net income	$153,004	$(45,304)	$(2,636)	$(2,230)	$(4,155)	$1,393	$—	$100,072
Operations held for investment:
Depreciation and amortization	158,634	—	(699)	(2,510)	(4,685)	1,463	—	152,203
Amortization of lease intangibles	251	—	—	—	—	—	—	251
Interest expense	51,766	—	—	—	—	—	—	51,766
Income tax benefit, net	(7,775)	—	—	—	—	—	—	(7,775)
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(7,628)	—	—	—	—	—	—	(7,628)
Depreciation and amortization	(2,767)	—	—	—	—	—	—	(2,767)
Interest expense	(1,950)	—	—	—	—	—	—	(1,950)
EBITDA	343,535	(45,304)	(3,335)	(4,740)	(8,840)	2,856	—	284,172

Operations held for investment:
Amortization of deferred stock compensation	8,042	—	—	—	—	—	—	8,042
Amortization of favorable and unfavorable contracts, net	218	—	—	—	—	—	—	218
Noncash ground rent	(1,122)	—	—	—	—	—	—	(1,122)
Capital lease obligation interest - cash ground rent	(1,867)	—	—	—	—	—	—	(1,867)
Gain on sale of assets, net	(45,747)	44,285	1,189	—	—	—	—	(273)
Loss on extinguishment of debt	824	—	—	—	—	—	—	824
Impairment loss	40,053	—	—	—	—	—	—	40,053
Hurricane-related uninsured losses	1,690	—	—	—	—	—	—	1,690
Closing costs - completed acquisition	729	—	—	—	—	—	—	729
Prior year property tax adjustments, net	(800)	—	—	—	—	—	—	(800)
Noncontrolling interest:
Noncash ground rent	290	—	—	—	—	—	—	290
Loss on extinguishment of debt	(205)	—	—	—	—	—	—	(205)
Discontinued operations:
Gain on sale of assets	(7,000)	—	—	—	—	—	—	(7,000)
	(4,895)	44,285	1,189	—	—	—	—	40,579

Adjusted EBITDA	$338,640	$(1,019)	$(2,146)	$(4,740)	$(8,840)	$2,856	$—	$324,751

*Footnotes on page 18

CORPORATE FINANCIAL INFORMATION	Page 16

Supplemental Financial Information February 12, 2018

Pro Forma Reconciliation of Net Income to FFO and Adjusted FFO Attributable to Common Stockholders
FY 2017

	Year Ended December 31, 2017
		Disposition:	Disposition:	Disposition:	Disposition:	Acquisition:	Issuance:
		Fairmont	Marriott	Marriott	Marriott	Oceans Edge	Common	Pro
(In thousands, except per share amounts)	Actual (1)	Newport Beach (2)	Park City (3)	Philadelphia (4)	Quincy (5)	Hotel & Marina (6)	Stock (7)	Forma (8)

Net income	$153,004	$(45,304)	$(2,636)	$(2,230)	$(4,155)	$1,393	$—	$100,072
Preferred stock dividends	(12,830)	—	—	—	—	—	—	(12,830)
Operations held for investment:
Real estate depreciation and amortization	158,177	—	(699)	(2,510)	(4,685)	1,463	—	151,746
Amortization of lease intangibles	251	—	—	—	—	—	—	251
Gain on sale of assets, net	(45,747)	44,285	1,189	—	—	—	—	(273)
Impairment loss	40,053	—	—	—	—	—	—	40,053
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(7,628)	—	—	—	—	—	—	(7,628)
Real estate depreciation and amortization	(2,767)	—	—	—	—	—	—	(2,767)
Discontinued operations:
Gain on sale of assets	(7,000)	—	—	—	—	—	—	(7,000)
FFO attributable to common stockholders	275,513	(1,019)	(2,146)	(4,740)	(8,840)	2,856	—	261,624

Operations held for investment:
Amortization of favorable and unfavorable contracts, net	218	—	—	—	—	—	—	218
Noncash ground rent	(1,122)	—	—	—	—	—	—	(1,122)
Noncash interest on derivatives and capital lease obligations, net	3,106	—	—	—	—	—	—	3,106
Loss on extinguishment of debt	824	—	—	—	—	—	—	824
Hurricane-related uninsured losses	1,690	—	—	—	—	—	—	1,690
Closing costs - completed acquisition	729	—	—	—	—	—	—	729
Prior year property tax adjustments, net	(800)	—	—	—	—	—	—	(800)
Noncash income tax benefit, net	(9,235)	—	—	—	—	—	—	(9,235)
Noncontrolling interest:
Noncash ground rent	290	—	—	—	—	—	—	290
Noncash interest related to loss on derivative, net	(30)	—	—	—	—	—	—	(30)
Loss on extinguishment of debt	(205)	—	—	—	—	—	—	(205)
	(4,535)	—	—	—	—	—	—	(4,535)

Adjusted FFO attributable to common stockholders	$270,978	$(1,019)	$(2,146)	$(4,740)	$(8,840)	$2,856	$—	$257,089

FFO attributable to common stockholders per diluted share	$1.24							$1.17

Adjusted FFO attributable to common stockholders per diluted share	$1.22							$1.15

Basic weighted average shares outstanding	221,898						2,202	224,100
Shares associated with unvested restricted stock awards	391						-	391
Diluted weighted average shares outstanding	222,289						2,202	224,491

*Footnotes on page 18

CORPORATE FINANCIAL INFORMATION	Page 17

Supplemental Financial Information February 12, 2018

Pro Forma Reconciliation of Net Income to EBITDA, Adjusted EBITDA, FFO and

Adjusted FFO Attributable to Common Stockholders
FY 2017 Footnotes

(1)

Actual represents the Company's ownership results for all 27 hotels owned by the Company as of December 31, 2017, as well as results for the Fairmont Newport Beach and the Marriott Park City prior to their dispositions in February 2017 and June 2017, respectively.

(2)	Disposition: Fairmont Newport Beach represents the Company's ownership results for the hotel, sold in February 2017.
(3)	Disposition: Marriott Park City represents the Company's ownership results for the hotel, sold in June 2017.
(4)	Disposition: Marriott Philadelphia represents the Company's ownership results for the hotel, sold in January 2018.
(5)	Disposition: Marriott Quincy represents the Company's ownership results for the hotel, sold in January 2018.
(6)	Acquisition: Oceans Edge Hotel & Marina represents prior ownership results for the hotel acquired in July 2017, adjusted for the Company's pro forma depreciation expense.
(7)

Issuance: Common Stock represents the 4,685,023 shares and the 191,832 shares issued in connection with the Company's ATM program in the second quarter of 2017 and July 2017, respectively. The 191,832 shares were sold at the end of June, but due to customary settlement periods, the shares were not delivered until July.

(8)	Pro Forma represents the Company's ownership results and prior ownership results for the 25 Hotel Pro Forma Portfolio, as well as the common stock issuances in 2017.

CORPORATE FINANCIAL INFORMATION	Page 18

Supplemental Financial Information February 12, 2018

Pro Forma Reconciliation of Net Income to EBITDA and Adjusted EBITDA
FY 2016

	Year Ended December 31, 2016
		Disposition:	Disposition:	Disposition:	Disposition:	Disposition:	Issuance:
		Sheraton	Fairmont	Marriott	Marriott	Marriott	Common	Pro
(In thousands)	Actual (1)	Cerritos (2)	Newport Beach (3)	Park City (4)	Philadelphia (5)	Quincy (6)	Stock (7)	Forma (8)

Net income	$140,677	$(19,099)	$(3,579)	$(632)	$(2,503)	$(5,324)	$—	$109,540
Operations held for investment:
Depreciation and amortization	163,016	(528)	(4,249)	(1,986)	(2,369)	(4,502)	—	149,382
Amortization of lease intangibles	252	—	—	—	—	—	—	252
Interest expense	50,283	—	—	—	—	—	—	50,283
Income tax benefit, net	(616)	—	—	—	—	—	—	(616)
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(6,480)	—	—	—	—	—	—	(6,480)
Depreciation and amortization	(3,480)	—	—	—	—	—	—	(3,480)
Interest expense	(1,684)	—	—	—	—	—	—	(1,684)
EBITDA	341,968	(19,627)	(7,828)	(2,618)	(4,872)	(9,826)	—	297,197

Operations held for investment:
Amortization of deferred stock compensation	7,157	—	—	—	—	—	—	7,157
Amortization of favorable and unfavorable contracts, net	394	—	—	—	—	—	—	394
Noncash ground rent	1,878	—	—	—	—	—	—	1,878
Capital lease obligation interest - cash ground rent	(1,404)	—	—	—	—	—	—	(1,404)
Gain on sale of assets, net	(18,422)	18,223	—	—	—	—	—	(199)
Loss on extinguishment of debt	284	—	—	—	—	—	—	284
Prior year property tax adjustments, net	(3,971)	—	—	—	—	—	—	(3,971)
Property-level restructuring, severance and management transition costs	1,578	—	—	—	—	—	—	1,578
Lease termination costs	1,000	—	—	—	—	—	—	1,000
Noncontrolling interest:
Noncash ground rent	(450)	—	—	—	—	—	—	(450)
	(11,956)	18,223	—	—	—	—	—	6,267

Adjusted EBITDA	$330,012	$(1,404)	$(7,828)	$(2,618)	$(4,872)	$(9,826)	$—	$303,464

*Footnotes on page 21

CORPORATE FINANCIAL INFORMATION	Page 19

Supplemental Financial Information February 12, 2018

Pro Forma Reconciliation of Net Income to FFO and Adjusted FFO Attributable to Common Stockholders
FY 2016

	Year Ended December 31, 2016
		Disposition:	Disposition:	Disposition:	Disposition:	Disposition:	Issuance:
		Sheraton	Fairmont	Marriott	Marriott	Marriott	Common	Pro
(In thousands, except per share amounts)	Actual (1)	Cerritos (2)	Newport Beach (3)	Park City (4)	Philadelphia (5)	Quincy (6)	Stock (7)	Forma (8)

Net income	$140,677	$(19,099)	$(3,579)	$(632)	$(2,503)	$(5,324)	$—	$109,540
Preferred stock dividends and redemption charge	(15,964)	—	—	—	—	—	—	(15,964)
Operations held for investment:
Real estate depreciation and amortization	162,431	(528)	(4,249)	(1,986)	(2,369)	(4,502)	—	148,797
Amortization of lease intangibles	252	—	—	—	—	—	—	252
Gain on sale of assets, net	(18,422)	18,223	—	—	—	—	—	(199)
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(6,480)	—	—	—	—	—	—	(6,480)
Real estate depreciation and amortization	(3,480)	—	—	—	—	—	—	(3,480)
FFO attributable to common stockholders	259,014	(1,404)	(7,828)	(2,618)	(4,872)	(9,826)	—	232,466

Operations held for investment:
Amortization of favorable and unfavorable contracts, net	394	—	—	—	—	—	—	394
Noncash ground rent	1,878	—	—	—	—	—	—	1,878
Noncash interest related to gain on derivatives, net	(1,426)	—	—	—	—	—	—	(1,426)
Loss on extinguishment of debt	284	—	—	—	—	—	—	284
Prior year property tax adjustments, net	(3,971)	—	—	—	—	—	—	(3,971)
Property-level restructuring, severance and management transition costs	1,578	—	—	—	—	—	—	1,578
Lease termination costs	1,000	—	—	—	—	—	—	1,000
Noncash income tax benefit, net	(1,596)	—	—	—	—	—	—	(1,596)
Preferred stock redemption charge	4,052	—	—	—	—	—	—	4,052
Noncontrolling interest:
Noncash ground rent	(450)	—	—	—	—	—	—	(450)
	1,743	—	—	—	—	—	—	1,743

Adjusted FFO attributable to common stockholders	$260,757	$(1,404)	$(7,828)	$(2,618)	$(4,872)	$(9,826)	$—	$234,209

FFO attributable to common stockholders per diluted share	$1.20							$1.04

Adjusted FFO attributable to common stockholders per diluted share	$1.21							$1.05

Basic weighted average shares outstanding	214,966						8,252	223,218
Shares associated with unvested restricted stock awards	242						—	242
Diluted weighted average shares outstanding	215,208						8,252	223,460

*Footnotes on page 21

CORPORATE FINANCIAL INFORMATION	Page 20

Supplemental Financial Information February 12, 2018

Pro Forma Reconciliation of Net Income to EBITDA, Adjusted EBITDA, FFO and

Adjusted FFO Attributable to Common Stockholders
FY 2016 Footnotes

(1)	Actual represents the Company's ownership results for all 28 hotels owned by the Company as of December 31, 2016, as well as results for the Sheraton Cerritos prior to its disposition in May 2016.
(2)	Disposition: Sheraton Cerritos represents the Company's ownership results for the hotel, sold in May 2016.
(3)	Disposition: Fairmont Newport Beach represents the Company's ownership results for the hotel, sold in February 2017.
(4)	Disposition: Marriott Park City represents the Company's ownership results for the hotel, sold in June 2017.
(5)	Disposition: Marriott Philadelphia represents the Company's ownership results for the hotel, sold in January 2018.
(6)	Disposition: Marriott Quincy represents the Company's ownership results for the hotel, sold in January 2018.
(7)

Issuance: Common Stock represents the 3,564,047 shares, the 4,685,023 shares and the 191,832 shares issued in connection with the Company's ATM program in December 2016, the second quarter of 2017 and July 2017, respectively. The 191,832 shares were sold at the end of June, but due to customary settlement periods, the shares were not delivered until July.

(8)	Pro Forma represents the Company's ownership results for the 24 Hotel Comparable Portfolio, as well as the common stock issuances in 2016 and 2017.

CORPORATE FINANCIAL INFORMATION	Page 21

Supplemental Financial Information February 12, 2018

EARNINGS GUIDANCE

EARNINGS GUIDANCE	Page 22

Supplemental Financial Information February 12, 2018

Earnings Guidance for Q1 and FY 2018

The Company’s achievement of the anticipated results is subject to risks and uncertainties, including those disclosed in the Company’s filings with the Securities and Exchange Commission. The Company’s guidance does not take into account the impact of any unanticipated developments in its business or changes in its operating environment, nor does it take into account the gain on sale or the results of operations for dispositions completed during the first quarter or any unannounced hotel acquisitions, dispositions, re-brandings, management changes, transition costs, noncash impairment expense, changes in deferred tax assets or valuation allowances, severance costs associated with restructuring hotel services, uninsured property losses, early lease termination costs, prior year property tax assessments or credits, debt repurchases/repayments, or unannounced financings during 2018. The Company’s 2018 guidance does include anticipated displacement from the scheduled 2018 capital investment projects. The Company expects the negative impact of its 2018 capital investment projects to result in approximately 80 basis points less annual RevPAR growth and approximately $6 million to $8 million less Adjusted EBITDA. The Company’s 2018 guidance does not anticipate any acceleration in business travel resulting from the recent federal tax cuts or other stimulus programs.

For the first quarter of 2018, the Company expects:

Metric	Quarter Ended March 31, 2018 Guidance (1)
Net Income ($ millions)	$11 to $14
25 Hotel Pro Forma Portfolio RevPAR Growth	- 2.5% to - 0.5%
Adjusted EBITDA ($ millions)	$57 to $60
Adjusted FFO Attributable to Common Stockholders ($ millions)	$41 to $44
Adjusted FFO Attributable to Common Stockholders per Diluted Share	$0.18 to $0.20
Diluted Weighted Average Shares Outstanding	224,700,000

For the full year of 2018, the Company expects:

Metric	Full Year 2018 Guidance (1)
Net Income ($ millions)	$115 to $140
25 Hotel Pro Forma Portfolio RevPAR Growth	- 0.5% to + 2.5%
Adjusted EBITDA ($ millions)	$303 to $327
Adjusted FFO Attributable to Common Stockholders ($ millions)	$235 to $259
Adjusted FFO Attributable to Common Stockholders per Diluted Share	$1.05 to $1.15
Diluted Weighted Average Shares Outstanding	225,000,000

(1)	See page 25 for a detailed reconciliation.

EARNINGS GUIDANCE	Page 23

Supplemental Financial Information February 12, 2018

Earnings Guidance for Q1 and FY 2018

First quarter and full year 2018 guidance are based in part on the following assumptions:

•	Full year 25 Hotel Pro Forma Portfolio RevPAR guidance is negatively impacted by approximately 80 basis points, resulting from planned 2018 capital investment projects.
•	Full year revenue displacement of $9 million to $11 million, related to planned 2018 capital investment projects.
•	Full year Adjusted EBITDA displacement of approximately $6 million to $8 million, related to planned 2018 capital investment projects.
•

Full year 25 Hotel Pro Forma Portfolio Adjusted EBITDA Margin is expected to decline 50 basis points to 100 basis points, which is negatively impacted by approximately 40 basis points resulting from planned 2018 capital investment projects.

•	Full year corporate overhead expense (excluding deferred stock amortization) of approximately $21 million to $22 million.
•	Full year amortization of deferred stock compensation expense of approximately $9 million.
•

Full year interest expense of approximately $48 million to $49 million, including approximately $3 million in amortization of deferred financing fees and approximately $3 million of capital lease obligation interest.

•	Full year total preferred dividends of $13 million, which includes the Series E and Series F cumulative redeemable preferred stock.

EARNINGS GUIDANCE	Page 24

Supplemental Financial Information February 12, 2018

Reconciliation of Net Income to Adjusted EBITDA and Adjusted FFO Attributable to Common Stockholders
Q1 and FY 2018

Reconciliation of Net Income to Adjusted EBITDA

	Quarter Ended		Year Ended
	March 31, 2018		December 31, 2018
(In thousands, except per share data)	Low	High	Low	High

Net income	$10,600	$14,100	$114,900	$140,200
Depreciation and amortization	36,000	35,900	144,400	143,800
Amortization of lease intangibles	100	100	300	300
Interest expense	12,200	12,000	48,700	48,300
Income tax provision	300	300	1,400	1,400
Noncontrolling interest	(3,300)	(3,500)	(12,300)	(12,600)
Amortization of deferred stock compensation	2,000	2,000	9,200	9,200
Noncash ground rent	(300)	(300)	(1,200)	(1,200)
Capital lease obligation interest - cash ground rent	(600)	(600)	(2,400)	(2,400)
Adjusted EBITDA	$57,000	$60,000	$303,000	$327,000

Reconciliation of Net Income to Adjusted FFO Attributable to Common Stockholders

Net income	$10,600	$14,100	$114,900	$140,200
Preferred stock dividends	(3,200)	(3,200)	(12,800)	(12,800)
Real estate depreciation and amortization	35,900	35,800	143,900	143,300
Amortization of lease intangibles	100	100	300	300
Noncontrolling interest	(2,500)	(2,600)	(10,100)	(10,600)
Noncash ground rent	(300)	(300)	(1,200)	(1,200)
Noncash interest on capital lease obligations	—	—	200	200
Adjusted FFO attributable to common stockholders	$40,600	$43,900	$235,200	$259,400

Adjusted FFO attributable to common stockholders per diluted share	$0.18	$0.20	$1.05	$1.15

Diluted weighted average shares outstanding	224,700	224,700	225,000	225,000

EARNINGS GUIDANCE	Page 25

Supplemental Financial Information February 12, 2018

CAPITALIZATION

CAPITALIZATION	Page 26

Supplemental Financial Information February 12, 2018

Comparative Capitalization
Q4 2017 – Q4 2016

	December 31,	September 30,	June 30,	March 31,	December 31,
(In thousands, except per share data)	2017	2017	2017	2017	2016

Common Share Price & Dividends
At the end of the quarter	$16.53	$16.07	$16.12	$15.33	$15.25
High during quarter ended	$17.44	$16.67	$16.72	$15.65	$15.91
Low during quarter ended	$15.90	$15.23	$14.89	$14.24	$12.20
Common dividends per share	$0.58	$0.05	$0.05	$0.05	$0.53

Common Shares & Units
Common shares outstanding	225,322	225,322	225,152	220,417	220,073
Units outstanding	—	—	—	—	—
Total common shares and units outstanding	225,322	225,322	225,152	220,417	220,073

Capitalization
Market value of common equity	$3,724,567	$3,620,919	$3,629,453	$3,378,999	$3,356,115
Liquidation value of preferred equity - Series E	115,000	115,000	115,000	115,000	115,000
Liquidation value of preferred equity - Series F	75,000	75,000	75,000	75,000	75,000
Consolidated debt (1) (2)	990,402	992,149	994,759	997,346	999,944
Consolidated total capitalization	4,904,969	4,803,068	4,814,212	4,566,345	4,546,059

Noncontrolling interest in consolidated debt (2)	(55,000)	(54,979)	(55,184)	(55,386)	(55,585)
Pro rata total capitalization	$4,849,969	$4,748,089	$4,759,028	$4,510,959	$4,490,474

Consolidated debt to total capitalization	20.2%	20.7%	20.7%	21.8%	22.0%
Pro rata debt to pro rata total capitalization	19.3%	19.7%	19.7%	20.9%	21.0%
Consolidated debt and preferred equity to total capitalization	24.1%	24.6%	24.6%	26.0%	26.2%
Pro rata debt and preferred equity to pro rata total capitalization	23.2%	23.7%	23.7%	25.1%	25.3%

(1)

Fourth quarter 2016 includes the effects of the Company's $240.0 million private placement of two series of senior unsecured corporate-level notes funded on January 10, 2017, as well as the partial use of these funds, on January 11, 2017 to repay the $176.0 million loan secured by the Marriott Boston Long Wharf.

(2)

Represents the outstanding debt principal balance and excludes the effects of Accounting Standards Update No. 2015-03 to present debt issuance costs as a deduction from the corresponding debt liability.

CAPITALIZATION	Page 27

Supplemental Financial Information February 12, 2018

Consolidated Debt Summary Schedule

(In thousands)		Interest Rate /	Maturity	December 31, 2017	Balance At
Debt	Collateral	Spread	Date	Balance	Maturity

Fixed Rate Debt
Secured Mortgage Debt	Hilton Times Square	4.97%	11/01/2020	$81,530	$76,145
Secured Mortgage Debt	Renaissance Washington DC	5.95%	05/01/2021	116,819	106,855
Term Loan Facility	Unsecured	3.39%	09/03/2022	85,000	85,000
Term Loan Facility	Unsecured	3.65%	01/31/2023	100,000	100,000
Secured Mortgage Debt	JW Marriott New Orleans	4.15%	12/11/2024	85,341	72,071
Secured Mortgage Debt	Embassy Suites La Jolla	4.12%	01/06/2025	61,712	51,987
Series A Senior Notes	Unsecured	4.69%	01/10/2026	120,000	120,000
Series B Senior Notes	Unsecured	4.79%	01/10/2028	120,000	120,000
Total Fixed Rate Debt				770,402	732,058
Secured Mortgage Debt	Hilton San Diego Bayfront	L + 1.05%	12/09/2020	220,000	220,000
Credit Facility	Unsecured	L + 1.55% - 2.30%	04/02/2019	—	—
Total Variable Rate Debt				220,000	220,000

TOTAL CONSOLIDATED DEBT				$990,402	$952,058

Preferred Stock
Series E cumulative redeemable preferred		6.95%	perpetual	$115,000
Series F cumulative redeemable preferred		6.45%	perpetual	75,000
Total Preferred Stock				$190,000

Debt Statistics
% Fixed Rate Debt				77.8%
% Floating Rate Debt				22.2%
Average Interest Rate (1)				4.09%
Weighted Average Maturity of Debt				5.4 years

(1)	Average Interest Rate on the variable-rate debt obligation is calculated based on the variable rate at December 31, 2017, and includes the effect of the Company's interest rate derivative agreement.

CAPITALIZATION	Page 28

Supplemental Financial Information February 12, 2018

Consolidated Amortization and Debt Maturity Schedule

(1)

Percent of Current Total Capitalization is calculated by dividing the sum of scheduled principal amortization and maturity payments by the December 31, 2017 consolidated total capitalization as presented on page 27.

CAPITALIZATION	Page 29

Supplemental Financial Information February 12, 2018

PROPERTY-LEVEL DATA

PROPERTY-LEVEL DATA	Page 30

Supplemental Financial Information February 12, 2018

Hotel Information as of February 12, 2018

Hotel		Location	Brand	Number of Rooms	% of Total Rooms	Ownership Interest	Interest	Leasehold Maturity (1)	Year Acquired

1	Hilton San Diego Bayfront	California	Hilton	1,190	9.56%	75%	Leasehold	2071	2011
2	Boston Park Plaza	Massachusetts	Independent	1,060	8.51%	100%	Fee Simple		2013
3	Renaissance Washington DC	Washington DC	Marriott	807	6.48%	100%	Fee Simple		2005
4	Hyatt Regency San Francisco	California	Hyatt	804	6.46%	100%	Fee Simple		2013
5	Renaissance Orlando at SeaWorld®	Florida	Marriott	781	6.27%	100%	Fee Simple		2005
6	Renaissance Harborplace	Maryland	Marriott	622	5.00%	100%	Fee Simple		2005
7	Wailea Beach Resort	Hawaii	Marriott	547	4.39%	100%	Fee Simple		2014
8	Renaissance Los Angeles Airport	California	Marriott	501	4.02%	100%	Fee Simple		2007
9	JW Marriott New Orleans (2)	Louisiana	Marriott	501	4.02%	100%	Leasehold	2081	2011
10	Hilton North Houston	Texas	Hilton	480	3.86%	100%	Fee Simple		2002
11	Hilton Times Square	New York	Hilton	478	3.84%	100%	Leasehold	2091	2006
12	Hyatt Centric Chicago Magnificent Mile	Illinois	Hyatt	419	3.37%	100%	Leasehold	2097	2012
13	Marriott Boston Long Wharf	Massachusetts	Marriott	412	3.31%	100%	Fee Simple		2007
14	Hyatt Regency Newport Beach	California	Hyatt	408	3.28%	100%	Leasehold	2048	2002
15	Marriott Tysons Corner	Virginia	Marriott	396	3.18%	100%	Fee Simple		2002
16	Marriott Houston	Texas	Marriott	390	3.13%	100%	Fee Simple		2002
17	Renaissance Long Beach	California	Marriott	374	3.00%	100%	Fee Simple		2005
18	Embassy Suites Chicago	Illinois	Hilton	368	2.96%	100%	Fee Simple		2002
19	Hilton Garden Inn Chicago Downtown/Magnificent Mile	Illinois	Hilton	361	2.90%	100%	Fee Simple		2012
20	Renaissance Westchester	New York	Marriott	348	2.80%	100%	Fee Simple		2010
21	Embassy Suites La Jolla	California	Hilton	340	2.73%	100%	Fee Simple		2006
22	Hilton New Orleans St. Charles	Louisiana	Hilton	252	2.02%	100%	Fee Simple		2013
23	Marriott Portland	Oregon	Marriott	249	2.00%	100%	Fee Simple		2000
24	Courtyard by Marriott Los Angeles (3)	California	Marriott	187	1.50%	100%	Leasehold	2096	1999
25	Oceans Edge Hotel & Marina	Florida	Independent	175	1.41%	100%	Fee Simple		2017

	Total 25 Hotel Pro Forma Portfolio			12,450	100%

(1)	Assumes the full exercise of all lease extensions.
(2)

Hotel is subject to a ground lease that expires in 2081. In addition, it is also subject to a municipal air rights lease that matures in 2044 that applies only to certain balcony space and is not integral to the hotel operation.

(3)	Hotel is subject to a ground lease that contains a purchase right option in 2037, which the Company intends to exercise.

PROPERTY-LEVEL DATA	Page 31

Supplemental Financial Information February 12, 2018

PROPERTY-LEVEL OPERATING STATISTICS

PROPERTY-LEVEL OPERATING STATISTICS	Page 32

Supplemental Financial Information February 12, 2018

Property-Level Operating Statistics

Q4 2017/2016

	Hotels sorted by number of rooms	ADR			Occupancy			RevPAR
		For the Three Months Ended December 31,			For the Three Months Ended December 31,			For the Three Months Ended December 31,
		2017	2016	Variance	2017	2016	Variance	2017	2016	Variance
1	Hilton San Diego Bayfront	$208.01	$218.30	-4.7%	80.3%	81.6%	-1.6%	$167.03	$178.13	-6.2%
2	Boston Park Plaza	$208.83	$209.43	-0.3%	85.0%	76.1%	11.7%	$177.51	$159.38	11.4%
3	Renaissance Washington DC	$232.17	$217.04	7.0%	77.5%	79.3%	-2.3%	$179.93	$172.11	4.5%
4	Hyatt Regency San Francisco	$283.14	$281.17	0.7%	85.1%	87.0%	-2.2%	$240.95	$244.62	-1.5%
5	Renaissance Orlando at SeaWorld ®	$145.23	$153.92	-5.6%	77.3%	75.5%	2.4%	$112.26	$116.21	-3.4%
6	Renaissance Harborplace	$165.69	$170.98	-3.1%	59.9%	63.6%	-5.8%	$99.25	$108.74	-8.7%
7	Wailea Beach Resort (1)	$426.01	$322.76	32.0%	79.9%	73.8%	8.3%	$340.38	$238.20	42.9%
8	Renaissance Los Angeles Airport	$150.14	$150.09	0.0%	82.1%	81.1%	1.2%	$123.26	$121.72	1.3%
9	JW Marriott New Orleans	$204.38	$192.29	6.3%	80.5%	82.1%	-1.9%	$164.53	$157.87	4.2%
10	Hilton North Houston	$104.52	$96.30	8.5%	74.2%	64.1%	15.8%	$77.55	$61.73	25.6%
11	Hilton Times Square	$337.96	$339.99	-0.6%	99.0%	99.5%	-0.5%	$334.58	$338.29	-1.1%
12	Hyatt Centric Magnificent Mile	$197.17	$203.21	-3.0%	81.9%	84.1%	-2.6%	$161.48	$170.90	-5.5%
13	Marriott Boston Long Wharf	$309.60	$300.09	3.2%	82.4%	80.9%	1.9%	$255.11	$242.77	5.1%
14	Hyatt Regency Newport Beach	$159.03	$154.92	2.7%	74.2%	78.3%	-5.2%	$118.00	$121.30	-2.7%
15	Marriott Tysons Corner	$153.29	$139.88	9.6%	75.6%	80.6%	-6.2%	$115.89	$112.74	2.8%
16	Marriott Houston	$109.49	$89.63	22.2%	73.0%	67.3%	8.5%	$79.93	$60.32	32.5%
17	Renaissance Long Beach	$173.86	$160.71	8.2%	83.6%	73.2%	14.2%	$145.35	$117.64	23.6%
18	Embassy Suites Chicago	$188.34	$204.66	-8.0%	89.6%	87.7%	2.2%	$168.75	$179.49	-6.0%
19	Hilton Garden Inn Chicago Downtown/Magnificent Mile	$168.55	$192.17	-12.3%	85.3%	79.5%	7.3%	$143.77	$152.78	-5.9%
20	Renaissance Westchester	$153.69	$152.73	0.6%	71.6%	72.6%	-1.4%	$110.04	$110.88	-0.8%
21	Embassy Suites La Jolla	$171.21	$176.31	-2.9%	84.6%	78.6%	7.6%	$144.84	$138.58	4.5%
22	Hilton New Orleans St. Charles	$178.41	$169.58	5.2%	81.0%	75.6%	7.1%	$144.51	$128.20	12.7%
23	Marriott Portland	$171.58	$177.02	-3.1%	83.1%	78.8%	5.5%	$142.58	$139.49	2.2%
24	Courtyard by Marriott Los Angeles	$156.30	$158.66	-1.5%	94.7%	94.4%	0.3%	$148.02	$149.78	-1.2%

	24 Hotel Comparable Portfolio (2)	$208.37	$204.08	2.1%	80.4%	78.7%	2.2%	$167.53	$160.61	4.3%

	Add: Non-Comparable Hotel (3)
25	Oceans Edge Hotel & Marina	$237.92	N/A	N/A	61.6%	N/A	N/A	$146.56	N/A	N/A

	25 Hotel Pro Forma Portfolio (4)	$208.69			80.1%			$167.16
(1)	Operating statistics for the fourth quarter 2016 are impacted by a major repositioning at the Wailea Beach Resort.
(2)

24 Hotel Comparable Portfolio includes all hotels owned by the Company as of December 31, 2017, except the Oceans Edge Hotel & Marina acquired in July 2017, as well as the Marriott Philadelphia and the Marriott Quincy, both of which were sold in January 2018.

(3)

The Oceans Edge Hotel & Marina was acquired by the Company in July 2017. Operating statistics for the fourth quarter 2017 are impacted by Hurricane Irma. The newly-developed hotel opened in January 2017; therefore, there is no prior year information.

(4)	25 Hotel Pro Forma Portfolio includes all of the hotels owned by the Company as of December 31, 2017, except the Marriott Philadelphia and the Marriott Quincy due to their sales in January 2018.

PROPERTY-LEVEL OPERATING STATISTICS	Page 33

Supplemental Financial Information February 12, 2018

Property-Level Operating Statistics

FY 2017/2016

	Hotels sorted by number of rooms	ADR			Occupancy			RevPAR
		For the Year Ended December 31,			For the Year Ended December 31,			For the Year Ended December 31,
		2017	2016	Variance	2017	2016	Variance	2017	2016	Variance
1	Hilton San Diego Bayfront	$235.03	$231.63	1.5%	85.3%	87.3%	-2.3%	$200.48	$202.21	-0.9%
2	Boston Park Plaza (1)	$217.16	$202.71	7.1%	85.0%	77.6%	9.5%	$184.59	$157.30	17.3%
3	Renaissance Washington DC	$234.72	$219.18	7.1%	82.3%	81.7%	0.7%	$193.17	$179.07	7.9%
4	Hyatt Regency San Francisco	$296.58	$299.18	-0.9%	88.1%	90.1%	-2.2%	$261.29	$269.56	-3.1%
5	Renaissance Orlando at SeaWorld ®	$158.55	$157.88	0.4%	78.8%	80.1%	-1.6%	$124.94	$126.46	-1.2%
6	Renaissance Harborplace	$166.89	$171.89	-2.9%	73.9%	73.9%	0.0%	$123.33	$127.03	-2.9%
7	Wailea Beach Resort (1)	$365.73	$282.96	29.3%	82.7%	73.8%	12.1%	$302.46	$208.82	44.8%
8	Renaissance Los Angeles Airport	$158.25	$157.46	0.5%	89.9%	88.1%	2.0%	$142.27	$138.72	2.6%
9	JW Marriott New Orleans	$194.80	$192.10	1.4%	82.1%	83.0%	-1.1%	$159.93	$159.44	0.3%
10	Hilton North Houston	$105.37	$104.58	0.8%	67.3%	75.8%	-11.2%	$70.91	$79.27	-10.5%
11	Hilton Times Square	$284.88	$290.46	-1.9%	99.2%	99.3%	-0.1%	$282.60	$288.43	-2.0%
12	Hyatt Chicago Magnificent Mile	$194.55	$202.62	-4.0%	80.4%	80.8%	-0.5%	$156.42	$163.72	-4.5%
13	Marriott Boston Long Wharf	$317.52	$314.50	1.0%	87.3%	85.6%	2.0%	$277.19	$269.21	3.0%
14	Hyatt Regency Newport Beach	$174.20	$172.19	1.2%	83.1%	82.5%	0.7%	$144.76	$142.06	1.9%
15	Marriott Tysons Corner	$156.12	$144.42	8.1%	78.1%	81.6%	-4.3%	$121.93	$117.85	3.5%
16	Marriott Houston	$103.45	$101.76	1.7%	70.8%	80.2%	-11.7%	$73.24	$81.61	-10.3%
17	Renaissance Long Beach	$184.25	$180.17	2.3%	83.5%	78.7%	6.1%	$153.85	$141.79	8.5%
18	Embassy Suites Chicago	$196.13	$204.85	-4.3%	88.2%	87.7%	0.6%	$172.99	$179.65	-3.7%
19	Hilton Garden Inn Chicago Downtown/Magnificent Mile	$176.25	$185.91	-5.2%	83.1%	79.8%	4.1%	$146.46	$148.36	-1.3%
20	Renaissance Westchester	$156.09	$153.46	1.7%	72.3%	76.4%	-5.4%	$112.85	$117.24	-3.7%
21	Embassy Suites La Jolla	$190.16	$186.68	1.9%	85.7%	84.3%	1.7%	$162.97	$157.37	3.6%
22	Hilton New Orleans St. Charles	$166.11	$170.62	-2.6%	83.5%	81.9%	2.0%	$138.70	$139.74	-0.7%
23	Marriott Portland	$187.28	$191.28	-2.1%	85.9%	86.5%	-0.7%	$160.87	$165.46	-2.8%
24	Courtyard by Marriott Los Angeles	$172.92	$175.92	-1.7%	95.6%	96.7%	-1.1%	$165.31	$170.11	-2.8%

	24 Hotel Comparable Portfolio (2)	$211.30	$204.45	3.4%	82.9%	82.7%	0.2%	$175.17	$169.08	3.6%

	Add: Non-Comparable Hotel (3)
	Oceans Edge Hotel & Marina	$227.68	N/A	N/A	74.6%	N/A	N/A	$169.85	N/A	N/A

	25 Hotel Pro Forma Portfolio (4)	$211.50			82.8%			$175.12
(1)	Operating statistics for 2016 are impacted by major repositionings at the Boston Park Plaza and the Wailea Beach Resort.
(2)

24 Hotel Comparable Portfolio includes all hotels owned by the Company as of December 31, 2017, except the Oceans Edge Hotel & Marina acquired in July 2017, as well as the Marriott Philadelphia and the Marriott Quincy, both of which were sold in January 2018.

(3)

The Oceans Edge Hotel & Marina was acquired by the Company in July 2017. Operating statistics for 2017 are impacted by Hurricane Irma. Includes prior ownership results obtained by the Company from the Oceans Edge Hotel & Marina's previous owner during the due diligence period before acquiring the hotel. The Company performed a limited review of the information as part of its analysis of the acquisition. The newly-developed hotel opened in January 2017; therefore, there is no prior year information.

(4)

25 Hotel Pro Forma Portfolio includes all of the hotels owned by the Company as of December 31, 2017, except the Marriott Philadelphia and the Marriott Quincy due to their sales in January 2018. The 25 Hotel Pro Forma Portfolio also includes prior ownership results for the Oceans Edge Hotel & Marina acquired in July 2017.

PROPERTY-LEVEL OPERATING STATISTICS	Page 34

Supplemental Financial Information February 12, 2018

OPERATING STATISTICS BY BRAND & GEOGRAPHY

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 35

Supplemental Financial Information February 12, 2018

Operating Statistics by Brand
Q4 and FY 2017/2016

		For the Three Months Ended December 31,
		2017			2016
	# of Hotels	Occ	ADR	RevPAR	Occ	ADR	RevPAR	RevPAR Change
Marriott (1)	13	77.2%	$203.91	$157.42	76.2%	$188.98	$144.00	9.3%
Hilton	7	84.0%	$204.36	$171.66	81.3%	$214.03	$174.01	-1.3%
Hyatt	3	81.5%	$232.73	$189.67	84.1%	$231.78	$194.93	-2.7%
Other (2)	1	85.0%	$208.83	$177.51	76.1%	$209.43	$159.38	11.4%

24 Hotel Comparable Portfolio (3)	24	80.4%	$208.37	$167.53	78.7%	$204.08	$160.61	4.3%

25 Hotel Pro Forma Portfolio (4)	25	80.1%	$208.69	$167.16

		For the Year Ended December 31,
		2017			2016
	# of Hotels	Occ	ADR	RevPAR	Occ	ADR	RevPAR	RevPAR Change
Marriott (1)	13	81.0%	202.99	$164.42	81.0%	190.26	$154.11	6.7%
Hilton	7	84.7%	209.14	$177.14	85.9%	209.32	$179.81	-1.5%
Hyatt	3	84.9%	241.83	$205.31	85.8%	245.31	$210.48	-2.5%
Other (2)	1	85.0%	217.16	$184.59	77.6%	202.71	$157.30	17.3%

24 Hotel Comparable Portfolio (3)	24	82.9%	211.30	$175.17	82.7%	204.45	$169.08	3.6%

25 Hotel Pro Forma Portfolio (4)	25	82.8%	211.50	$175.12

(1)	Marriott excludes the Marriott Park City sold in June 2017, as well as the Marriott Philadelphia and the Marriott Quincy, both of which were sold in January 2018.
(2)

Other includes the Boston Park Plaza. Other excludes the Sheraton Cerritos and the Fairmont Newport Beach, sold in May 2016 and February 2017, respectively. Other also excludes the Oceans Edge Hotel & Marina acquired in July 2017. The newly-developed hotel opened in January 2017; therefore, there is no prior year information and the hotel is considered non-comparable.

(3)

24 Hotel Comparable Portfolio includes all hotels owned by the Company as of December 31, 2017, except the Oceans Edge Hotel & Marina acquired in July 2017, as well as the Marriott Philadelphia and the Marriott Quincy, both of which were sold in January 2018.

(4)

25 Hotel Pro Forma Portfolio includes all hotels owned by the Company as of December 31, 2017, except the Marriott Philadelphia and the Marriott Quincy due to their sales in January 2018. Includes prior ownership results obtained by the Company from the Oceans Edge Hotel & Marina's previous owner during the due diligence period before acquiring the hotel. The Company performed a limited review of the information as part of its analysis of the acquisition.

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 36

Supplemental Financial Information February 12, 2018

24 Hotel Comparable Portfolio Property-Level FY 2017 Adjusted EBITDA Contribution by Brand

Hyatt
13.4%
Regency 11.2%
Centric 2.2%
Hotels 3
Rooms 1,631
Marriott
50.8%
Hilton
27.3%
Renaissance 24.4%
Marriott 20.7%
JW Marriott 4.3%
Courtyard 1.4%
Hilton 19.7%
Embassy Suites 5.7%
Hilton Garden Inn 1.9%
Hotels 13
Rooms 6,115
Hotels 7
Rooms 3,469
Independent
8.5%

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 37

Supplemental Financial Information February 12, 2018

Operating Statistics by Region
Q4 and FY 2017/2016

		For the Three Months Ended December 31,
		2017			2016
	# of Hotels	Occ	ADR	RevPAR	Occ	ADR	RevPAR	RevPAR Change
California (1)	7	82.3%	$202.37	$166.55	81.8%	$205.00	$167.69	-0.7%
Other West (2)	4	77.1%	$225.81	$174.10	70.2%	$186.11	$130.65	33.3%
Midwest	3	85.5%	$185.22	$158.36	83.8%	$200.40	$167.94	-5.7%
East (3)	10	79.0%	$212.65	$167.99	78.0%	$208.99	$163.01	3.1%

24 Hotel Comparable Portfolio (4)	24	80.4%	$208.37	$167.53	78.7%	$204.08	$160.61	4.3%

25 Hotel Pro Forma Portfolio (5)	25	80.1%	$208.69	$167.16

		For the Year Ended December 31,
		2017			2016
	# of Hotels	Occ	ADR	RevPAR	Occ	ADR	RevPAR	RevPAR Change
California (1)	7	86.6%	$219.38	$189.98	86.8%	$218.95	$190.05	0.0%
Other West (2)	4	76.0%	$211.83	$160.99	77.8%	$173.63	$135.08	19.2%
Midwest	3	83.7%	$189.38	$158.51	82.7%	$198.31	$164.00	-3.3%
East (3)	10	82.3%	$209.97	$172.81	81.4%	$203.96	$166.02	4.1%

24 Hotel Comparable Portfolio (4)	24	82.9%	$211.30	$175.17	82.7%	$204.45	$169.08	3.6%

25 Hotel Pro Forma Portfolio (5)	25	82.8%	$211.50	$175.12

(1)	California excludes the Sheraton Cerritos and the Fairmont Newport Beach, sold in May 2016 and February 2017, respectively.
(2)	Other West excludes the Marriott Park City sold in June 2017.
(3)

East excludes the Oceans Edge Hotel & Marina acquired in July 2017. The newly-developed hotel opened in January 2017; therefore, there is no prior year information and the hotel is considered non-comparable. East also excludes the Marriott Philadelphia and the Marriott Quincy, both of which were sold in January 2018.

(4)

24 Hotel Comparable Portfolio includes all hotels owned by the Company as of December 31, 2017, except the Oceans Edge Hotel & Marina acquired in July 2017, as well as the Marriott Philadelphia and the Marriott Quincy, both of which were sold in January 2018.

(5)

25 Hotel Pro Forma Portfolio includes all hotels owned by the Company as of December 31, 2017, except the Marriott Philadelphia and the Marriott Quincy, due to their sales in January 2018. Includes prior ownership results obtained by the Company from the Oceans Edge Hotel & Marina's previous owner during the due diligence period before acquiring the hotel. The Company performed a limited review of the information as part of its analysis of the acquisition.

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 38

Supplemental Financial Information February 12, 2018

PROPERTY-LEVEL ADJUSTED EBITDA & ADJUSTED EBITDA MARGINS

PROPERTY-LEVEL ADJUSTED EBITDA & ADJUSTED EBITDA MARGINS	Page 39

Supplemental Financial Information February 12, 2018

Property-Level Adjusted EBITDA
Q4 and FY 2017/2016

	Hotels sorted by number of rooms	For the Three Months Ended December 31,			For the Year Ended December 31,
	(In thousands)	2017	2016		2017	2016
		Hotel Adjusted EBITDA (2)	Hotel Adjusted EBITDA (2)	% Change	Hotel Adjusted EBITDA (2)	Hotel Adjusted EBITDA (2)	% Change
1	Hilton San Diego Bayfront (1) (3)	$9,720	$10,229	-5%	$48,707	$48,638	0%
2	Boston Park Plaza (3)	7,716	6,224	24%	29,866	22,132	35%
3	Renaissance Washington DC (3)	5,875	5,891	0%	27,056	24,756	9%
4	Hyatt Regency San Francisco (3)	6,131	6,033	2%	28,937	30,244	-4%
5	Renaissance Orlando at SeaWorld ®	5,990	4,842	24%	25,453	25,175	1%
6	Renaissance Harborplace (3)	1,880	2,407	-22%	12,277	12,266	0%
7	Wailea Beach Resort (3)	8,981	4,278	110%	30,478	14,121	116%
8	Renaissance Los Angeles Airport	1,525	1,758	-13%	8,396	9,041	-7%
9	JW Marriott New Orleans	3,829	3,653	5%	14,949	14,300	5%
10	Hilton North Houston	1,021	384	166%	3,244	3,714	-13%
11	Hilton Times Square	4,514	4,819	-6%	11,172	11,628	-4%
12	Hyatt Centric Chicago Magnificent Mile (3)	1,839	2,422	-24%	7,794	10,449	-25%
13	Marriott Boston Long Wharf	5,336	4,884	9%	23,767	22,965	3%
14	Hyatt Regency Newport Beach (3)	1,461	1,638	-11%	10,180	9,847	3%
15	Marriott Tysons Corner	1,917	1,964	-2%	7,727	7,608	2%
16	Marriott Houston	757	252	200%	2,977	3,161	-6%
17	Renaissance Long Beach (3)	2,221	1,296	71%	9,421	8,258	14%
18	Embassy Suites Chicago (3)	2,177	3,299	-34%	9,857	12,632	-22%
19	Hilton Garden Inn Chicago Downtown/Magnificent Mile (3)	1,557	2,406	-35%	6,678	8,910	-25%
20	Renaissance Westchester	797	863	-8%	3,093	3,484	-11%
21	Embassy Suites La Jolla	2,246	2,021	11%	10,228	9,792	4%
22	Hilton New Orleans St. Charles	1,567	1,242	26%	5,620	5,643	0%
23	Marriott Portland	1,490	1,667	-11%	7,461	8,282	-10%
24	Courtyard by Marriott Los Angeles	906	975	-7%	4,732	4,994	-5%

	24 Hotel Comparable Portfolio (4)	81,453	75,447	8%	350,070	332,040	5%

	Add: Recently Acquired Hotel (5)
	Oceans Edge Hotel & Marina	704	—	N/A	906	—	N/A

	Add: Sold Hotels (6)
	Sheraton Cerritos	—	—	N/A	—	1,404	-100%
	Fairmont Newport Beach (3)	—	1,569	-100%	1,019	7,828	-87%
	Marriott Park City	—	108	-100%	2,146	2,618	-18%
	Marriott Philadelphia (3)	1,071	1,002	7%	4,740	4,872	-3%
	Marriott Quincy	2,407	2,520	-4%	8,840	9,826	-10%

	Actual Portfolio (7)	$85,635	$80,646	6%	$367,721	$358,588	3%

*Footnotes on page 41

PROPERTY-LEVEL ADJUSTED EBITDA & ADJUSTED EBITDA MARGINS	Page 40

Supplemental Financial Information February 12, 2018

Property-Level Adjusted EBITDA
Q4 and FY 2017/2016 Footnotes

(1)	Reflects 100% of the operating results for the Hilton San Diego Bayfront.
(2)	Reconciliations to Net Income (Loss) provided on pages 44, 45, 47 and 48.
(3)

Hotel Adjusted EBITDA for the fourth quarter 2017 is impacted by a total of $0.3 million in non-current year property tax credits, net of appeal fees, received at the following hotels: Hyatt Centric Chicago Magnificent Mile $0.2 million; Hyatt Regency Newport Beach $7,000; and Renaissance Long Beach $26,000. Hotel Adjusted EBITDA for the fourth quarter 2016 is impacted by a major repositioning at the Wailea Beach Resort, and by a total of $(0.3) million in non-current year property tax credits/(assessments), net of appeal fees, received at the following hotels:  Fairmont Newport Beach $7,000; Marriott Philadelphia $(0.3) million; and Renaissance Washington DC $(35,000). Hotel Adjusted EBITDA for the full year 2017 is impacted by a total of $0.8 million in non-current year property tax credits/(assessments), net of appeal fees, received at the following hotels: Embassy Suites Chicago $(0.1) million; Hilton Garden Inn Chicago Downtown/Magnificent Mile $(0.1) million; Hyatt Centric Chicago Magnificent Mile $0.7 million; Hyatt Regency Newport Beach $7,000; Hyatt Regency San Francisco $0.1 million; Renaissance Harborplace $0.1 million; and Renaissance Long Beach $26,000. Hotel EBITDA for the full year 2016 is impacted by major repositionings at the Boston Park Plaza and the Wailea Beach Resort, and by a total of $4.0 million in non-current year property tax credits/(assessments), net of appeal fees, received at the following hotels:  Boston Park Plaza $(3,000); Embassy Suites Chicago $0.6 million; Fairmont Newport Beach $33,000; Hilton Garden Inn Chicago Downtown/Magnificent Mile $0.9 million; Hilton San Diego Bayfront $(0.1) million; Hyatt Centric Chicago Magnificent Mile $2.4 million; Marriott Philadelphia $(0.3) million; and Renaissance Washington DC $0.3 million.

(4)	24 Hotel Comparable Portfolio includes all hotels owned by the Company as of December 31, 2017, except the Oceans Edge Hotel & Marina, the Marriott Philadelphia and the Marriott Quincy.
(5)	Recently Acquired Hotel includes the Company's ownership results generated by the Oceans Edge Hotel & Marina acquired in July 2017.
(6)

Sold Hotels include the Sheraton Cerritos, Fairmont Newport Beach and Marriott Park City, sold in May 2016, February 2017 and June 2017, respectively, as well as the Marriott Philadelphia and the Marriott Quincy, both of which were sold in January 2018.

(7)

Actual Portfolio for both the fourth quarter and full year 2017 includes all 27 hotels owned as of December 31, 2017, plus the Sold Hotels as applicable. Actual Portfolio for both the fourth quarter and full year 2016 includes all 28 hotels owned as of December 31, 2016, plus the Sheraton Cerritos sold in May 2016.

PROPERTY-LEVEL ADJUSTED EBITDA & ADJUSTED EBITDA MARGINS	Page 41

Supplemental Financial Information February 12, 2018

Property-Level Adjusted EBITDA Margins
Q4 and FY 2017/2016

	Hotels sorted by number of rooms	For the Three Months Ended December 31,			For the Year Ended December 31,
		2017	2016		2017	2016
		Hotel Adjusted EBITDA Margin	Hotel Adjusted EBITDA Margin	Change in bps	Hotel Adjusted EBITDA Margin	Hotel Adjusted EBITDA Margin	Change in bps
1	Hilton San Diego Bayfront (1) (2)	30.2%	30.0%	20 bps	33.1%	33.6%	(50) bps
2	Boston Park Plaza (2)	31.1%	28.1%	300 bps	31.1%	26.6%	450 bps
3	Renaissance Washington DC (2)	27.6%	28.4%	(80) bps	31.1%	29.5%	160 bps
4	Hyatt Regency San Francisco (2)	22.7%	21.7%	100 bps	26.1%	27.0%	(90) bps
5	Renaissance Orlando at SeaWorld ®	33.4%	30.3%	310 bps	34.1%	33.1%	100 bps
6	Renaissance Harborplace (2)	19.9%	23.7%	(380) bps	27.1%	27.0%	10 bps
7	Wailea Beach Resort (2)	38.3%	26.3%	1,200 bps	34.8%	23.6%	1,120 bps
8	Renaissance Los Angeles Airport	20.7%	24.3%	(360) bps	25.5%	27.7%	(220) bps
9	JW Marriott New Orleans	38.7%	38.4%	30 bps	38.3%	37.6%	70 bps
10	Hilton North Houston	19.2%	8.9%	1,030 bps	16.5%	17.8%	(130) bps
11	Hilton Times Square	28.8%	30.5%	(170) bps	21.2%	22.0%	(80) bps
12	Hyatt Centric Chicago Magnificent Mile (2)	22.2%	26.4%	(420) bps	23.1%	30.3%	(720) bps
13	Marriott Boston Long Wharf	38.6%	37.1%	150 bps	40.2%	40.0%	20 bps
14	Hyatt Regency Newport Beach (2)	18.0%	20.4%	(240) bps	25.7%	25.6%	10 bps
15	Marriott Tysons Corner	32.6%	33.2%	(60) bps	33.3%	33.2%	10 bps
16	Marriott Houston	21.0%	8.7%	1,230 bps	21.2%	21.2%	— bps
17	Renaissance Long Beach (2)	31.1%	21.9%	920 bps	33.0%	30.2%	280 bps
18	Embassy Suites Chicago (2)	33.5%	46.9%	(1,340) bps	36.7%	44.7%	(800) bps
19	Hilton Garden Inn Chicago Downtown/Magnificent Mile (2)	29.4%	43.1%	(1,370) bps	31.3%	41.0%	(970) bps
20	Renaissance Westchester	14.4%	15.6%	(120) bps	14.1%	15.8%	(170) bps
21	Embassy Suites La Jolla	40.9%	38.9%	200 bps	42.6%	42.3%	30 bps
22	Hilton New Orleans St. Charles	42.1%	37.3%	480 bps	39.4%	39.1%	30 bps
23	Marriott Portland	38.1%	43.5%	(540) bps	43.3%	47.1%	(380) bps
24	Courtyard by Marriott Los Angeles	29.6%	31.9%	(230) bps	35.3%	36.5%	(120) bps

	24 Hotel Comparable Portfolio (3)	29.7%	28.7%	100 bps	31.0%	30.6%	40 bps

	24 Hotel Comparable Portfolio, excluding prior year property tax adjustments, net (4)	29.6%	28.7%	90 bps	30.9%	30.2%	70 bps

*Footnotes on page 43

PROPERTY-LEVEL ADJUSTED EBITDA & ADJUSTED EBITDA MARGINS	Page 42

Supplemental Financial Information February 12, 2018

Property-Level Adjusted EBITDA Margins
Q4 and FY 2017/2016 Footnotes

(1)	Reflects 100% of the operating results for the Hilton San Diego Bayfront.
(2)

Hotel Adjusted EBITDA margins for the fourth quarter 2017 are impacted by a total of $0.3 million in non-current year property tax credits, net of appeal fees, received at the following hotels: Hyatt Centric Chicago Magnificent Mile $0.2 million; Hyatt Regency Newport Beach $7,000; and Renaissance Long Beach $26,000. Hotel Adjusted EBITDA Margins for the fourth quarter 2016 are impacted by a major repositioning at the Wailea Beach Resort, and by a $35,000 non-current year property tax assessment received at the Renaissance Washington DC. Hotel Adjusted EBITDA Margins for the full year 2017 are impacted by a total of $0.8 million in non-current year property tax credits/(assessments), net of appeal fees, received at the following hotels: Embassy Suites Chicago $(0.1) million; Hilton Garden Inn Chicago Downtown/Magnificent Mile $(0.1) million; Hyatt Centric Chicago Magnificent Mile $0.7 million; Hyatt Regency Newport Beach $7,000; Hyatt Regency San Francisco $0.1 million; Renaissance Harborplace $0.1 million; and Renaissance Long Beach $26,000. Hotel EBITDA Margins for the full year 2016 are impacted by major repositionings at the Boston Park Plaza and the Wailea Beach Resort, and by a total of $4.2 million in non-current year property tax credits/(assessments), net of appeal fees, received at the following hotels:  Boston Park Plaza $(3,000); Embassy Suites Chicago $0.6 million; Hilton Garden Inn Chicago Downtown/Magnificent Mile $0.9 million; Hilton San Diego Bayfront $(0.1) million; Hyatt Centric Chicago Magnificent Mile $2.4 million; and Renaissance Washington DC $0.3 million.

(3)	24 Hotel Comparable Portfolio includes all hotels owned by the Company as of December 31, 2017, except the Oceans Edge Hotel & Marina, the Marriott Philadelphia and the Marriott Quincy.
(4)

24 Hotel Comparable Portfolio, excluding prior year property tax adjustments, net represents the 24 Hotel Comparable Portfolio adjusted to exclude the prior year property tax related items noted in Footnote 2.

PROPERTY-LEVEL ADJUSTED EBITDA & ADJUSTED EBITDA MARGINS	Page 43

Supplemental Financial Information February 12, 2018

Property-Level Adjusted EBITDA Reconciliation Q4 2017

	Hotels sorted by number of rooms	For the Three Months Ended December 31, 2017
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel	Adjusted EBITDA
		Revenues	(Loss)	Adjustments (2)	Depreciation	Interest Expense	Adjusted EBITDA	Margins
1	Hilton San Diego Bayfront (1)	$32,212	$5,604	$(292)	$2,481	$1,927	$9,720	30.2%
2	Boston Park Plaza	24,789	3,172	—	4,544	—	7,716	31.1%
3	Renaissance Washington DC	21,258	1,670	—	2,440	1,765	5,875	27.6%
4	Hyatt Regency San Francisco	26,972	3,071	—	3,060	—	6,131	22.7%
5	Renaissance Orlando at SeaWorld ®	17,920	3,803	—	2,187	—	5,990	33.4%
6	Renaissance Harborplace	9,453	412	—	1,468	—	1,880	19.9%
7	Wailea Beach Resort	23,442	4,979	—	4,002	—	8,981	38.3%
8	Renaissance Los Angeles Airport	7,382	740	—	785	—	1,525	20.7%
9	JW Marriott New Orleans	9,882	1,925	2	981	921	3,829	38.7%
10	Hilton North Houston	5,330	847	(47)	221	—	1,021	19.2%
11	Hilton Times Square	15,670	660	71	2,564	1,219	4,514	28.8%
12	Hyatt Centric Chicago Magnificent Mile (3)	8,277	362	—	1,477	—	1,839	22.2%
13	Marriott Boston Long Wharf	13,831	3,279	—	2,057	—	5,336	38.6%
14	Hyatt Regency Newport Beach (3)	8,132	545	—	916	—	1,461	18.0%
15	Marriott Tysons Corner	5,874	1,173	—	744	—	1,917	32.6%
16	Marriott Houston	3,608	468	(16)	305	—	757	21.0%
17	Renaissance Long Beach (3)	7,137	1,391	—	830	—	2,221	31.1%
18	Embassy Suites Chicago	6,496	1,281	—	896	—	2,177	33.5%
19	Hilton Garden Inn Chicago Downtown/Magnificent Mile	5,290	773	—	784	—	1,557	29.4%
20	Renaissance Westchester	5,542	(69)	—	866	—	797	14.4%
21	Embassy Suites La Jolla	5,494	568	—	1,016	662	2,246	40.9%
22	Hilton New Orleans St. Charles	3,724	974	—	593	—	1,567	42.1%
23	Marriott Portland	3,911	1,079	—	411	—	1,490	38.1%
24	Courtyard by Marriott Los Angeles	3,062	(4,475)	—	292	5,089	906	29.6%
25	Oceans Edge Hotel & Marina (4)	3,275	(147)	104	747	—	704	21.5%

	25 Hotel Pro Forma Portfolio (5)	277,963	34,085	(178)	36,667	11,583	82,157	29.6%

	Less: Non-Comparable Hotel (4)
	Oceans Edge Hotel & Marina	(3,275)	147	(104)	(747)	—	(704)	21.5%

	24 Hotel Comparable Portfolio (6)	274,688	34,232	(282)	35,920	11,583	81,453	29.7%

	Add: Recently Acquired Hotel (7)
	Oceans Edge Hotel & Marina	3,275	(147)	104	747	—	704	21.5%

	Add: Sold Hotels (8)
	Marriott Philadelphia	4,492	446	—	625	—	1,071	23.8%
	Marriott Quincy	7,715	1,214	—	1,193	—	2,407	31.2%

	Actual Portfolio (9)	$290,170	$35,745	$(178)	$38,485	$11,583	$85,635	29.5%

*Footnotes on page 46

PROPERTY-LEVEL ADJUSTED EBITDA & ADJUSTED EBITDA MARGINS	Page 44

Supplemental Financial Information February 12, 2018

Property-Level Adjusted EBITDA Reconciliation Q4 2016

	Hotels sorted by number of rooms	For the Three Months Ended December 31, 2016
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel	Adjusted EBITDA
		Revenues	(Loss)	Adjustments (10)	Depreciation	Interest Expense	Adjusted EBITDA	Margins
1	Hilton San Diego Bayfront (1)	$34,051	$4,556	$451	$3,493	$1,729	$10,229	30.0%
2	Boston Park Plaza	22,154	713	420	5,091	—	6,224	28.1%
3	Renaissance Washington DC (11)	20,752	1,595	—	2,493	1,803	5,891	28.4%
4	Hyatt Regency San Francisco	27,800	2,646	—	3,387	—	6,033	21.7%
5	Renaissance Orlando at SeaWorld ®	15,993	2,604	—	2,238	—	4,842	30.3%
6	Renaissance Harborplace	10,154	848	—	1,559	—	2,407	23.7%
7	Wailea Beach Resort (11)	16,243	1,215	—	3,063	—	4,278	26.3%
8	Renaissance Los Angeles Airport	7,235	1,035	—	723	—	1,758	24.3%
9	JW Marriott New Orleans	9,511	1,133	1	1,580	939	3,653	38.4%
10	Hilton North Houston	4,331	(438)	—	822	—	384	8.9%
11	Hilton Times Square	15,820	981	76	2,536	1,226	4,819	30.5%
12	Hyatt Centric Chicago Magnificent Mile	9,170	991	—	1,431	—	2,422	26.4%
13	Marriott Boston Long Wharf	13,150	330	—	2,040	2,514	4,884	37.1%
14	Hyatt Regency Newport Beach	8,040	764	—	874	—	1,638	20.4%
15	Marriott Tysons Corner	5,910	1,196	—	768	—	1,964	33.2%
16	Marriott Houston	2,908	(319)	—	571	—	252	8.7%
17	Renaissance Long Beach	5,917	505	—	791	—	1,296	21.9%
18	Embassy Suites Chicago	7,038	1,470	—	898	931	3,299	46.9%
19	Hilton Garden Inn Chicago Downtown/Magnificent Mile	5,579	1,641	—	765	—	2,406	43.1%
20	Renaissance Westchester	5,520	(212)	—	1,075	—	863	15.6%
21	Embassy Suites La Jolla	5,200	444	—	903	674	2,021	38.9%
22	Hilton New Orleans St. Charles	3,328	634	—	608	—	1,242	37.3%
23	Marriott Portland	3,835	1,275	—	392	—	1,667	43.5%
24	Courtyard by Marriott Los Angeles	3,054	687	—	288	—	975	31.9%

	24 Hotel Comparable Portfolio (6)	262,693	26,294	948	38,389	9,816	75,447	28.7%

	Add: Sold Hotels (8)
	Fairmont Newport Beach (11)	7,373	510	—	1,059	—	1,569	21.3%
	Marriott Park City	2,093	(404)	—	512	—	108	5.2%
	Marriott Philadelphia (11)	4,585	374	—	628	—	1,002	21.9%
	Marriott Quincy	7,774	1,393	—	1,127	—	2,520	32.4%

	Actual Portfolio (9)	$284,518	$28,167	$948	$41,715	$9,816	$80,646	28.3%

*Footnotes on page 46

PROPERTY-LEVEL ADJUSTED EBITDA & ADJUSTED EBITDA MARGINS	Page 45

Supplemental Financial Information February 12, 2018

Property-Level Adjusted EBITDA Reconciliation
Q4 2017/2016 Footnotes

(1)	Includes 100% of the operating results for the Hilton San Diego Bayfront.
(2)

Other Adjustments for the fourth quarter 2017 include: a total of $0.1 million in amortization of lease intangibles at the Hilton Times Square and JW Marriott New Orleans; a total of $(0.3) million in noncash ground rent at the Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans; and a total of $41,000 in hurricane-related uninsured losses at the Houston Marriott, Houston North Hilton and Oceans Edge Hotel & Marina.

(3)

Hotel Adjusted EBITDA for the fourth quarter 2017 is impacted by a total of $0.3 million in non-current year property tax credits, net of appeal fees, received at the following hotels: Hyatt Centric Chicago Magnificent Mile $0.2 million; Hyatt Regency Newport Beach $7,000; and Renaissance Long Beach $26,000.

(4)

Non-Comparable Hotel includes the Company's ownership results for the Oceans Edge Hotel & Marina, acquired in July. The newly-developed hotel opened in January 2017; therefore, there is no prior year information and the hotel is non-comparable.

(5)	25 Hotel Pro Forma Portfolio includes all hotels owned by the Company as of December 31, 2017, except the Marriott Philadelphia and the Marriott Quincy due to their sales in January 2018.
(6)	24 Hotel Comparable Portfolio includes all hotels owned by the Company as of December 31, 2017, except the Oceans Edge Hotel & Marina, the Marriott Philadelphia and the Marriott Quincy.
(7)	Recently Acquired Hotel includes the Company's ownership results generated by the Oceans Edge Hotel & Marina acquired in July 2017.
(8)

Sold Hotels for both the fourth quarters 2017 and 2016 include results for the Marriott Philadelphia and the Marriott Quincy, both of which were sold in January 2018. Sold Hotels for the fourth quarter 2016 also include results for the Fairmont Newport Beach and the Marriott Park City, sold in February 2017 and June 2017, respectively.

(9)

Actual Portfolio for the fourth quarter 2017 includes all 27 hotels owned by the Company as of December 31, 2017. Actual Portfolio for the fourth quarter 2016 includes all 28 hotels owned by the Company as of December 31, 2016.

(10)

Other Adjustments for the fourth quarter 2016 include: $0.4 million in lease termination costs at the Boston Park Plaza; a total of $0.1 million in amortization of lease intangibles at the Hilton Times Square and JW Marriott New Orleans; and a total of $0.5 million in noncash ground rent at the Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans.

(11)

Hotel Adjusted EBITDA for the fourth quarter 2016 is impacted by a major repositioning at the Wailea Beach Resort, and by a total of $(0.3) million in non-current year property tax credits/(assessments), net of appeal fees, received at the following hotels:  Fairmont Newport Beach $7,000; Marriott Philadelphia $(0.3) million; and Renaissance Washington DC $(35,000).

PROPERTY-LEVEL ADJUSTED EBITDA & ADJUSTED EBITDA MARGINS	Page 46

Supplemental Financial Information February 12, 2018

Property-Level Adjusted EBITDA Reconciliation FY 2017

	Hotels sorted by number of rooms	For the Year Ended December 31, 2017
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel	Adjusted EBITDA
		Revenues	(Loss)	Adjustments (2)	Depreciation	Interest Expense	Adjusted EBITDA	Margins
1	Hilton San Diego Bayfront (1)	$147,150	$30,999	$(1,160)	$11,068	$7,800	$48,707	33.1%
2	Boston Park Plaza	96,020	10,529	—	19,337	—	29,866	31.1%
3	Renaissance Washington DC	87,118	10,033	—	9,905	7,118	27,056	31.1%
4	Hyatt Regency San Francisco (3)	110,699	16,668	—	12,269	—	28,937	26.1%
5	Renaissance Orlando at SeaWorld ®	74,659	16,554	66	8,833	—	25,453	34.1%
6	Renaissance Harborplace (3)	45,349	6,340	—	5,937	—	12,277	27.1%
7	Wailea Beach Resort	87,458	14,285	—	16,193	—	30,478	34.8%
8	Renaissance Los Angeles Airport	32,889	5,444	—	2,952	—	8,396	25.5%
9	JW Marriott New Orleans	39,053	7,071	(1)	4,197	3,682	14,949	38.3%
10	Hilton North Houston	19,613	144	423	2,677	—	3,244	16.5%
11	Hilton Times Square	52,598	(4,233)	290	10,262	4,853	11,172	21.2%
12	Hyatt Centric Chicago Magnificent Mile (3)	33,795	1,993	—	5,801	—	7,794	23.1%
13	Marriott Boston Long Wharf	59,127	15,362	—	8,132	273	23,767	40.2%
14	Hyatt Regency Newport Beach (3)	39,686	6,604	—	3,576	—	10,180	25.7%
15	Marriott Tysons Corner	23,194	4,733	—	2,994	—	7,727	33.3%
16	Marriott Houston	14,067	537	425	2,015	—	2,977	21.2%
17	Renaissance Long Beach (3)	28,573	6,150	—	3,271	—	9,421	33.0%
18	Embassy Suites Chicago (3)	26,833	6,258	—	3,599	—	9,857	36.7%
19	Hilton Garden Inn Chicago Downtown/Magnificent Mile (3)	21,338	3,563	—	3,115	—	6,678	31.3%
20	Renaissance Westchester	21,902	(343)	—	3,436	—	3,093	14.1%
21	Embassy Suites La Jolla	24,004	3,521	—	4,061	2,646	10,228	42.6%
22	Hilton New Orleans St. Charles	14,265	3,247	—	2,373	—	5,620	39.4%
23	Marriott Portland	17,228	5,836	—	1,625	—	7,461	43.3%
24	Courtyard by Marriott Los Angeles	13,412	(1,521)	—	1,164	5,089	4,732	35.3%
25	Oceans Edge Hotel & Marina (4)	14,372	32	776	2,954	—	3,762	26.2%

	25 Hotel Pro Forma Portfolio (5)	1,144,402	169,806	819	151,746	31,461	353,832	30.9%

	Less: Non-Comparable Hotel (4)
	Oceans Edge Hotel & Marina	(14,372)	(32)	(776)	(2,954)	—	(3,762)	26.2%

	24 Hotel Comparable Portfolio (6)	1,130,030	169,774	43	148,792	31,461	350,070	31.0%

	Add: Recently Acquired Hotel (7)
	Oceans Edge Hotel & Marina	5,123	(1,361)	776	1,491	—	906	17.7%

	Add: Sold Hotels (8)
	Fairmont Newport Beach	3,541	1,019	—	—	—	1,019	28.8%
	Marriott Park City	6,440	1,447	—	699	—	2,146	33.3%
	Marriott Philadelphia	17,942	2,230	—	2,510	—	4,740	26.4%
	Marriott Quincy	30,480	4,155	—	4,685	—	8,840	29.0%

	Actual Portfolio (9)	$1,193,556	$177,264	$819	$158,177	$31,461	$367,721	30.8%

*Footnotes on page 49

PROPERTY-LEVEL ADJUSTED EBITDA & ADJUSTED EBITDA MARGINS	Page 47

Supplemental Financial Information February 12, 2018

Property-Level Adjusted EBITDA Reconciliation FY 2016

	Hotels sorted by number of rooms	For the Year Ended December 31, 2016
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel	Adjusted EBITDA
		Revenues	(Loss)	Adjustments (10)	Depreciation	Interest Expense	Adjusted EBITDA	Margins
1	Hilton San Diego Bayfront (1) (11)	$144,897	$26,181	$1,801	$13,921	$6,735	$48,638	33.6%
2	Boston Park Plaza (11)	83,212	3,630	420	17,645	437	22,132	26.6%
3	Renaissance Washington DC (11)	83,927	7,510	(10)	9,986	7,270	24,756	29.5%
4	Hyatt Regency San Francisco	112,060	15,498	914	13,832	—	30,244	27.0%
5	Renaissance Orlando at SeaWorld ®	75,973	14,580	—	8,885	1,710	25,175	33.1%
6	Renaissance Harborplace	45,481	5,965	—	6,301	—	12,266	27.0%
7	Wailea Beach Resort (11)	59,735	2,500	1,101	10,520	—	14,121	23.6%
8	Renaissance Los Angeles Airport	32,635	6,186	—	2,855	—	9,041	27.7%
9	JW Marriott New Orleans	38,062	4,328	(1)	6,215	3,758	14,300	37.6%
10	Hilton North Houston	20,923	363	—	3,351	—	3,714	17.8%
11	Hilton Times Square	52,755	(4,111)	858	10,027	4,854	11,628	22.0%
12	Hyatt Centric Chicago Magnificent Mile (11)	34,432	4,726	—	5,723	—	10,449	30.3%
13	Marriott Boston Long Wharf	57,370	4,667	45	8,253	10,000	22,965	40.0%
14	Hyatt Regency Newport Beach	38,483	6,241	—	3,606	—	9,847	25.6%
15	Marriott Tysons Corner	22,898	4,497	—	3,111	—	7,608	33.2%
16	Marriott Houston	14,941	791	—	2,370	—	3,161	21.2%
17	Renaissance Long Beach	27,386	5,145	—	3,113	—	8,258	30.2%
18	Embassy Suites Chicago (11)	28,250	5,226	—	3,605	3,801	12,632	44.7%
19	Hilton Garden Inn Chicago Downtown/Magnificent Mile (11)	21,708	5,881	—	3,029	—	8,910	41.0%
20	Renaissance Westchester	22,118	(155)	—	3,639	—	3,484	15.8%
21	Embassy Suites La Jolla	23,143	3,482	—	3,610	2,700	9,792	42.3%
22	Hilton New Orleans St. Charles	14,450	3,177	—	2,466	—	5,643	39.1%
23	Marriott Portland	17,596	6,707	—	1,575	—	8,282	47.1%
24	Courtyard by Marriott Los Angeles	13,678	3,836	—	1,158	—	4,994	36.5%

	24 Hotel Comparable Portfolio (6)	1,086,113	136,851	5,128	148,796	41,265	332,040	30.6%

	Add: Sold Hotels (8)
	Sheraton Cerritos	4,846	876	—	528	—	1,404	29.0%
	Fairmont Newport Beach (11)	32,296	3,579	—	4,249	—	7,828	24.2%
	Marriott Park City	10,974	632	—	1,986	—	2,618	23.9%
	Marriott Philadelphia (11)	18,216	2,503	—	2,369	—	4,872	26.7%
	Marriott Quincy	31,819	5,324	—	4,502	—	9,826	30.9%

	Actual Portfolio (9)	$1,184,264	$149,765	$5,128	$162,430	$41,265	$358,588	30.3%

*Footnotes on page 49

PROPERTY-LEVEL ADJUSTED EBITDA & ADJUSTED EBITDA MARGINS	Page 48

Supplemental Financial Information February 12, 2018

Property-Level Adjusted EBITDA Reconciliation
FY 2017/2016 Footnotes

(1)	Includes 100% of the operating results for the Hilton San Diego Bayfront.
(2)

Other Adjustments for 2017 include: a total of $0.3 million in amortization of lease intangibles at the Hilton Times Square and JW Marriott New Orleans; a total of $(1.1) million in noncash ground rent at the Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans; and a total of $1.7 million in hurricane-related uninsured losses at the Houston Marriott, Houston North Hilton, Oceans Edge Hotel & Marina and Renaissance Orlando at SeaWorld®.

(3)

Hotel Adjusted EBITDA for 2017 is impacted by a total of $0.8 million in non-current year property tax credits/(assessments), net of appeal fees, received at the following hotels: Embassy Suites Chicago $(0.1) million; Hilton Garden Inn Chicago Downtown/Magnificent Mile $(0.1) million; Hyatt Centric Chicago Magnificent Mile $0.7 million; Hyatt Regency Newport Beach $7,000; Hyatt Regency San Francisco $0.1 million; Renaissance Harborplace $0.1 million; and Renaissance Long Beach $26,000.

(4)

Non-Comparable Hotel includes both the Company's and the prior owner's ownership results for the Oceans Edge Hotel & Marina, acquired in July. The newly-developed hotel opened in January 2017; therefore, there is no prior year information and the hotel is non-comparable. The Company obtained prior ownership information from the Oceans Edge Hotel & Marina's previous owner during the due diligence period before acquiring the hotel. The Company performed a limited review of the information as part of its analysis of the acquisition. The Company determined the amount to include as pro forma depreciation expense by allocating the Company's purchase price of the hotel between the various components of the hotel (i.e. land, building, furniture, fixtures and equipment) based on a purchase price allocation report provided by an independent valuation specialist. Depreciable assets were then given lives ranging from one to forty years.

(5)

25 Hotel Pro Forma Portfolio includes all hotels owned by the Company as of December 31, 2017, except the Marriott Philadelphia and the Marriott Quincy due to their sales in January 2018, and includes prior ownership results for the Oceans Edge Hotel & Marina acquired in July 2017.

(6)	24 Hotel Comparable Portfolio includes all hotels owned by the Company as of December 31, 2017, except the Oceans Edge Hotel & Marina, the Marriott Philadelphia and the Marriott Quincy.
(7)	Recently Acquired Hotel includes the Company's ownership results generated by the Oceans Edge Hotel & Marina acquired in July 2017.
(8)

Sold Hotels for both 2017 and 2016 include results for the Fairmont Newport Beach and the Marriott Park City, sold in February 2017 and June 2017, respectively, along with the Marriott Philadelphia and the Marriott Quincy, both of which were sold in January 2018. Sold Hotels for 2016 also include results generated by the Sheraton Cerritos, sold in May 2016.

(9)

Actual Portfolio for 2017 includes all 27 hotels owned by the Company as of December 31, 2017, as well as results generated by the Fairmont Newport Beach and the Marriott Park City before their sales. Actual Portfolio for 2016 includes all 28 hotels owned by the Company as of December 31, 2016, as well as results generated by the Sheraton Cerritos before its sale.

(10)

Other Adjustments for 2016 include a total of $1.6 million in property-level restructuring, severance and management transition costs at the following hotels: Hilton Times Square $0.5 million; Hyatt Regency San Francisco $0.9 million; Marriott Boston Long Wharf $45,000; Renaissance Washington DC $(10,000); and Wailea Beach Resort $0.1 million. In addition, Other Adjustments for 2016 include: a total of $1.4 million in lease termination costs at the Wailea Beach Resort ($1.0 million) and the Boston Park Plaza ($0.4 million); a total of $0.3 million in amortization of lease intangibles at the Hilton Times Square and JW Marriott New Orleans; and a total of $1.9 million in noncash ground rent at the Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans.

(11)

Hotel Adjusted EBITDA for 2016 is impacted by major repositionings at the Boston Park Plaza and the Wailea Beach Resort, and by a total of $4.0 million in non-current year property tax credits/(assessments), net of appeal fees, received at the following hotels:  Boston Park Plaza $(3,000); Embassy Suites Chicago $0.6 million; Fairmont Newport Beach $33,000; Hilton Garden Inn Chicago Downtown/Magnificent Mile $0.9 million; Hilton San Diego Bayfront $(0.1) million; Hyatt Centric Chicago Magnificent Mile $2.4 million; Marriott Philadelphia $(0.3) million; and Renaissance Washington DC $0.3 million.

PROPERTY-LEVEL ADJUSTED EBITDA & ADJUSTED EBITDA MARGINS	Page 49